UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22271
Nuveen New York Municipal Value Fund 2
(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: Date: February 29
Date of reporting period: February 29, 2020
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

29 February 2020

Nuveen Municipal Closed-End Funds

NNY	Nuveen New York Municipal Value Fund, Inc.
NYV	Nuveen New York Municipal Value Fund 2
NAN	Nuveen New York Quality Municipal Income Fund
NRK	Nuveen New York AMT-Free Quality Municipal Income Fund

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Chair’s Letter
to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand remain significantly disrupted. However, the full economic impact remains to be seen. The number of confirmed cases is still accelerating in the U.S. and other parts of the world, and previous epidemics offer few parallels to today’s situation. The spike in market volatility during March reflected great uncertainty, and while conditions have stabilized to some degree, we expect that large swings in both directions are likely to continue until there is more clarity.
While we do not want to understate the dampening effect on the global economy, differentiating short-term interruptions from the longer-lasting implications to the economy may provide opportunities. Some areas of the global economy were already on the mend prior to the coron-avirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional aid will likely be approved in the months ahead.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,

Terence J. Toth
Chair of the Board
April 22, 2020

Portfolio Manager’s Comments

Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Quality Municipal Income Fund (NAN)
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio manager Scott R. Romans, PhD, reviews U.S. economic and municipal market conditions, key investment strategies and the twelve-month reporting period performance of the Nuveen New York Funds. Scott assumed portfolio management responsibility for these four Funds in 2011.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended February 29, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the coronavirus pandemic. With large portions of the economy shut down, companies closing either temporarily or permanently, and nearly half of the U.S. population asked to stay home (as of March 2020, subsequent to the close of this reporting period), the economy is expected to show a deep contraction in the first quarter of 2020 and a dramatic increase in unemployment in the coming months.
In this twelve-month reporting period, however, the coronavirus had not yet had an impact on domestic economic indicators. Overall, economic growth remained steady over this reporting period. In the fourth quarter of 2019, gross domestic product (GDP) grew at an annualized rate of 2.1%, according to the “second” estimate by the Bureau of Economic Analysis. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the final months of the year, the economy was boosted by moderate consumer spending, along with positive contributions from government spending and trade, which offset weakness in business investment. For 2019 as a whole, U.S. GDP grew 2.3%, a decline from 2.9% in 2018 and the slowest pace since 2016.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
Consumer spending, the largest driver of the economy, remained well supported in this reporting period by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.5% in February 2020 from 3.8% in February 2019 and job gains averaged around 194,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.0% in February 2020. However, inflation remained subdued. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 2.3% over the twelve-month reporting period ended February 29, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 3.9% year-over-year in January 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.6% and 3.1%, respectively.
As data pointed to slower momentum in the overall economy, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging coronavirus risks. (Subsequent to the end of this reporting period and in response to the COVID-19 outbreak, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion in direct payments to Americans, an expansion of unemployment insurance and loans to large and small businesses.)
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns as the reporting period was closing. Equity and commodity markets sold-off and safe-haven assets rallied as China and other countries initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility.
Prior to the virus outbreak, markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the European Union (EU), Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 outbreak has since upended those assumptions.

The U.K. officially left the EU on January 31, 2020. After former Prime Minister Theresa May was unable to secure a Brexit deal by the original March 29, 2019 deadline, she resigned as of June 7, 2019. When her successor, Boris Johnson, failed to meet the EU’s first deadline extension of October 31, 2019, the EU approved a “flextension” to January 31, 2020. The Conservative Party won a large majority in the December 2019 general election and Parliament passed the Brexit Bill days later, facilitating the U.K.’s exit at the end of January 2020. Britain must now redefine its relationship with the EU during the 11-month transition period.
Investors also remained watchful of local political dynamics around the world. In Italy, the prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance. Europe’s traditional centrist parties lost seats in the May 2019 Parliamentary elections and populist parties saw marginal gains. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. Anti-government protests erupted across Latin America, Hong Kong and Lebanon during 2019. Venezuela’s economic and political crisis deepened. Argentina surprised the market with the return of a less market-friendly administration. Brazil’s Bolsonaro administration achieved a legislative win on pension reform and kept the economy on a path of modest growth. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
Municipal bonds delivered strong performance over the twelve-month reporting period. The significant decline in interest rates was the main driver of higher municipal bond prices, with positive technical and fundamental conditions also supporting credit spread tightening. Signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility drove interest rates considerably lower over the reporting period. The U.S. Treasury market began pricing coronavirus risk toward the very end of the reporting period, with a steep fall in yields, but the municipal market registered a relatively smaller move at the time. The U.S. Treasury yield curve flattened overall, with a portion of the curve temporarily inverting from late August 2019 to late September 2019. The municipal yield curve also flattened overall, as yields on longer maturities fell more than those of shorter maturities. Despite concerns about the broader economic outlook, credit conditions remained favorable for municipal credits. State tax revenues have increased across the 50 states and a healthy housing market added to local government tax revenues. Defaults in 2019 were mainly confined to idiosyncratic situations.
Municipal bond gross issuance nationwide remained robust in this reporting period. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance increased meaningfully in 2019. The Tax Cut and Jobs Act of 2017 prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs.
Demand for municipal bonds was robust in this reporting period, with consistently positive cash flows into municipal bond funds in calendar year 2019 and the first two months of 2020. (Fund flows turned more volatile after the close of the reporting period as markets began to assess the coronavirus impact.) Low interest rates in the U.S. and globally have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income and/or property taxes.

Portfolio Manager’s Comments (continued)
How were the economic and market environments in New York during the twelve-month reporting period ended February 29, 2020?
New York State’s $1.7 trillion economy represents 8.0% of U.S. gross domestic product and, according to the International Monetary Fund, would be the eleventh largest economy in the world on a stand-alone basis. As of February 2020, the state’s unemployment rate registered 3.7%, slightly above the national average of 3.5% for the same period. Prior to the COVID-19 crisis, New York State’s financial profile had generally improved over the past decade, though Fiscal Year 2019 did post a General Fund deficit. On a significant positive note, New York State has collected approximately $12.7 billion in various settlements and assessments from the financial industry for alleged past misconduct. Proceeds from those settlements have been used to bolster reserves, foster economic development upstate and provide funds for the replacement of the Tappan Zee Bridge. On April 2, 2020 (subsequent to the close of this reporting period), the State adopted a $177 billion budget for Fiscal Year 2021, which is 0.9% larger than the adopted budget for Fiscal Year 2020. The Fiscal Year 2021 budget contains appropriations for all State debt service, no new taxes and holds school funding basically level. In response to the uncertainty surrounding the impact of the COVID-19 crisis, the budget legislation authorizes up to $11 billion of borrowing if necessary and also authorizes the State Budget Director to make spending reductions should they be required. While revenue shortfalls and expenditure reductions seem likely, the extent of these is unknown at this time and will influenced by such variables as the length of the crisis and the amount of federal aid received. New York is a high-income state, with per-capita income at 126% of the U.S. average, third-highest among the 50 states. New York is a heavily indebted state. According to Moody’s, New York ranked 5th in the nation in debt per capita in 2018 (NY: $3,247; median: $1,068), 8th in debt per capita as a percentage of personal income (NY: 5.0%; median: 2.2%) and 9th in debt to gross state domestic product (NY: 3.9%; median: 2.1%). The state’s pensions have traditionally been well funded, with a combined funding ratio of 98.6% in Fiscal Year 2019. On April 9, 2020 (subsequent to the close of this reporting period), Moody’s affirmed its “Aa1” rating on New York State, but changed its outlook to negative citing the uncertainty surrounding the revenue impacts of the COVID-19 crisis. S&P confirmed its “AA+” rating and stable outlook for New York State on April 17, 2020 (subsequent to the close of this reporting period), citing the State’s strong financial management. For the state of New York, its Fiscal Year end is March 31, 2020. Due to the COVID-19 crisis, the state’s budget will be impacted to a varying degree as tax receipts are reduced and the expense to fight the virus increases.
What key strategies were used to manage these Funds during the twelve-month reporting period ended February 29, 2020?
Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of NRK the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. Each Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that each Fund invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax.
Municipal bonds performed well in this reporting period as valuations benefited from the falling interest rate environment and favorable technical supply-demand conditions. The municipal bond market experienced historically robust demand in the reporting period, particularly in high tax states such as California, New York and New Jersey, that exceeded the moderate pace of issuance. The new limits on state and local tax, or SALT, deductions resulted in larger than expected tax burdens for some high income taxpayers, driving demand for the tax benefits offered by municipal bonds. New York’s municipal market slightly underperformed the national market over this reporting period, as measured by the S&P Municipal Bond New York Index.

We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. Our trading activity continued to focus on pursuing the Funds’ investment objectives. The environment of low interest rates and tight credit spreads provided fewer opportunities for bonds offering higher yields at attractive relative values. We marginally added to well structured, high grade bonds that were likely to retain their liquidity characteristics if interest rates increased, which then could be sold to rotate into lower rated, higher yielding bonds. The high grade bonds we bought included tax secured, education, transportation and utilities credits. Although we primarily bought 5% coupon structures, the high grade market also offered opportunities to buy 3% and 4% coupon bonds at additional spread. The proceeds from called and maturing bonds and the sale of short-dated pre-refunded bonds provided most of the proceeds for new purchases during the reporting period.
We also bought Puerto Rico Aqueduct and Sewer Authority bonds, known as PRASA, and Puerto Rico sales tax revenue bonds, known as COFINAs. PRASA has maintained sufficiently strong operations to avoid default and is expected to receive federal infrastructure funding in the coming years. COFINAs were the first major credit to exit the bankruptcy-like restructuring process and were restructured with improved security features. To buy the Puerto Rico bonds, we sold some of the Funds’ tobacco settlement bonds, which had performed well in the past and now appear to have a less favorable outlook given declining consumption trends and disruptive new technologies (vaping/e-cigarettes).
As of February 29, 2020, NNY, NAN and NRK continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the New York Funds perform during the twelve-month reporting period ended February 29, 2020?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended February 29, 2020. Each Fund’s total returns at net asset value (NAV) are compared with the performance of corresponding market indexes.
For the twelve-month reporting period ended February 29, 2020, the total return at common share NAV for all four Funds exceeded the returns for both the S&P Municipal Bond New York Index and the national S&P Municipal Bond Index.
Given the substantial decline in interest rates, duration and yield curve positioning drove much of the Funds’ relative outperformance in the reporting period. The Funds’ longer overall durations and overweight allocations to longer maturity bonds were advantageous as yields on the long end of the yield curve fell by a larger magnitude than yields on the shorter end. Each Fund’s duration also accounts for some of the performance differences between the Funds. For example, NYV’s duration was roughly a half year longer than NNY’s duration, which contributed to NYV’s comparatively higher return in the reporting period.
Credit ratings allocations also had a positive impact on relative results, although to a much lesser extent than duration and yield curve positioning. Investor demand for the higher yields offered by lower rated bonds remained strong in an environment of low overall interest rates and positive credit fundamentals. Accordingly, the Funds’ overweight allocations to bonds rated single A and lower, as well as underweight allocations to the highest credit quality (AAA and AA rated) bonds, were beneficial to performance.
Sector allocations, in aggregate, detracted from the Fund’s relative performance. In this reporting period, sector performance generally followed along credit quality performance lines, with the lower rated sectors such as education, transportation and health care tending to outperform higher rated sectors such as GOs and pre-refunded bonds.
The use of regulatory leverage was a factor affecting the performance of NAN and NRK. NNY and NYV do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Portfolio Manager’s Comments (continued)
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
The COVID-19 coronavirus pandemic has delivered a shock to the global economy. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The disruptions to global supply chains, consumer demand, business investment and the global financial system are just beginning to be seen.
Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets began to sell off severely, reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered, below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note below 1% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand while Saudi Arabia and Russia engaged in a price war.
Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize the markets over the short term, but volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.
After the end of the reporting period, the performance of each of the Funds in this report was negatively impacted by these events. Prices of municipal securities fell, which caused the leverage ratios of NAN and NRK to increase markedly. After the U.S. Government took several actions to support the economy and the securities markets, those markets have largely normalized since the worst of the market dislocation in late March 2020, and bond prices have mostly recovered. However, it is possible that similar market dislocations will recur as the COVID-19 pandemic and society’s response to it plays out.
Additionally, the economic disruption caused by the COVID-19 pandemic is also very likely to negatively impact the state and local budgetary matters described earlier in the report, with states and localities being more likely to run budget deficits (or larger deficits) during the period of economic contraction stemming from the COVID-19 pandemic.
Nuveen, LLC and our portfolio management teams are monitoring the situation carefully and continuously refining our views and approaches to managing the Funds to best pursue investment objectives while mitigating risks through all market environments.

Fund Leverage
IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest a Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares’ net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their all-time lows after the 2007-2009 financial crisis, which has contributed to a reduction in common share net income and long-term total return potential, leverage nevertheless continues to provide the opportunity for incremental common share income. Management believes that the potential benefits from leverage continue to outweigh the associated increase in risk and volatility previously described.
Leverage from inverse floating rate securities had a negligible impact on performance for NNY over this reporting period. Leverage had a positive impact on the performance of NAN and NRK over this reporting period. Subsequent to the close of the reporting period, the outbreak of the COVID-19 pandemic led to a significant downturn in global economies and capital markets. As security prices fell, each Fund’s use of leverage impacted total returns negatively.
As of February 29, 2020, the Funds’ percentages of leverage are as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Effective Leverage*	1.14%	0.00%	36.87%	36.54%
Regulatory Leverage*	0.00%	0.00%	32.29%	35.56%

*  Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)
THE FUNDS’ REGULATORY LEVERAGE
As of February 29, 2020, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As mentioned previously, NNY and NYV do not use regulatory leverage.

Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NAN	$147,000,000	$89,000,000	$236,000,000
NRK	$—	$743,800,000	$743,800,000

*  Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 - Fund Shares, Preferred Shares for further details.
** Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 - Fund Shares, Preferred Shares for further details.
Refer to Notes to Financial Statements, Note 5 – Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of February 29, 2020. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NNY	NYV	NAN	NRK
March 2019	$0.0300	$0.0425	$0.0480	$0.0450
April	0.0300	0.0425	0.0480	0.0450
May	0.0300	0.0425	0.0480	0.0450
June	0.0300	0.0425	0.0480	0.0450
July	0.0300	0.0425	0.0480	0.0450
August	0.0300	0.0425	0.0480	0.0450
September	0.0300	0.0360	0.0480	0.0450
October	0.0300	0.0360	0.0480	0.0450
November	0.0300	0.0360	0.0480	0.0450
December	0.0280	0.0340	0.0480	0.0450
January	0.0280	0.0340	0.0480	0.0450
February 2020	0.0280	0.0340	0.0480	0.0450
Total Distributions from Net Investment Income	$0.3540	$0.4650	$0.5760	$0.5400
Total Distributions from Long-Term Capital Gains*	—	0.2354	—	—
Total Distributions	$0.3540	$0.7004	$0.5760	$0.5400

Yields
Market Yield**	3.24%	2.76%	3.99%	3.94%
Taxable-Equivalent Yield**	6.21%	5.36%	7.83%	7.74%

*  Distribution paid December 2019.
** Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 49.6%. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.
Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

Common Share Information (continued)
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
During November 2019, the Nuveen Closed-End Funds discontinued the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE REPURCHASES
During August 2019, the Funds’ Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of February 29, 2020, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common shares cumulatively repurchased and retired	—	—	277,714	390,000
Common shares authorized for repurchase	1,520,000	235,000	3,085,000	8,725,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of February 29, 2020, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common share NAV	$10.46	$16.31	$16.04	$15.45
Common share price	$10.36	$14.77	$14.43	$13.72
Premium/(Discount) to NAV	(0.96)%	(9.44)%	(10.04)%	(11.20)%
12-month average premium/(discount) to NAV	(0.31)%	(9.13)%	(9.18)%	(10.16)%

Risk Considerations and Investment Policy Updates
Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen New York Municipal Value Fund, Inc. (NNY)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NNY.
Nuveen New York Municipal Value Fund 2 (NYV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NYV.
Nuveen New York Quality Municipal Income Fund (NAN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAN.
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NRK.

Risk Considerations and Investment Policy Updates (continued)
Investment Policy Updates
Change in Investment Policy
Each of the Funds has recently adopted the following policy regarding limits to investments in illiquid securities:
While there are no such limits imposed by applicable regulations, certain Nuveen Closed-End Funds formerly had investment policies that placed limits on a Fund’s ability to invest in illiquid securities. All exchange-listed Nuveen Closed-End Funds now have no formal limit on their ability to invest in such illiquid securities, but each Fund’s portfolio management team will monitor such investments in the regular, overall management of the Fund’s portfolio securities.
New Temporary Investment Policy
Each of the Funds has adopted the following regarding its temporary investments.
Each Fund may temporarily depart from its normal investment policies and strategies – for instance, by allocating up to 100% of its assets to cash equivalents, short-term investments, or municipal bonds that do not comply with a Fund’s Name Policy – in response to adverse or unusual market, economic, political or other conditions. Such conditions could include a temporary decline in the availability of municipal bonds that comply with a Fund’s Name Policy. During these periods, the weighted average maturity of a Fund’s investment portfolio may fall below the defined range described in the respective Fund Summary under “Principal Investment Strategies” and a Fund may not achieve its investment objective to distribute income that is exempt from regular federal and state personal income tax.

NNY	Nuveen New York Municipal Value Fund, Inc.
Performance Overview and Holding Summaries as of
February 29, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2020
	Average Annual
	1-Year	5-Year	10-Year
NNY at Common Share NAV	9.72%	4.46%	4.69%
NNY at Common Share Price	10.93%	4.65%	4.94%
S&P Municipal Bond New York Index	8.56%	3.79%	4.32%
S&P Municipal Bond Index	8.94%	3.93%	4.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.6%
Short-Term Municipal Bonds	0.3%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate
Obligations	101.2%
Floating Rate Obligations	(1.2)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
New York	94.4%
Puerto Rico	3.6%
Guam	2.0%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	23.8%
Tax Obligation/Limited	19.5%
Education and Civic Organizations	19.3%
Water and Sewer	12.1%
U.S. Guaranteed	7.5%
Utilities	6.5%
Other	11.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	7.5%
AAA	15.5%
AA	38.7%
A	11.6%
BBB	10.0%
BB or Lower	10.1%
N/R (not rated)	6.6%
Total	100%

NYV	Nuveen New York Municipal Value Fund 2
Performance Overview and Holding Summaries as of
February 29, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2020
	Average Annual
	1-Year	5-Year	10-Year
NYV at Common Share NAV	11.11%	4.29%	4.82%
NYV at Common Share Price	13.32%	3.45%	4.83%
S&P Municipal Bond New York Index	8.56%	3.79%	4.32%
S&P Municipal Bond Index	8.94%	3.93%	4.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	89.0%
Short-Term Municipal Bonds	8.7%
Other Assets Less Liabilities	2.3%
Net Assets	100%

States and Territories
(% of total municipal bonds)
New York	96.4%
District of Columbia	2.6%
Puerto Rico	0.9%
Guam	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	22.4%
Education and Civic Organizations	20.7%
Tax Obligation/Limited	18.0%
Water and Sewer	15.0%
Utilities	7.6%
Tax Obligation/General	7.9%
Other	8.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	0.8%
AAA	16.3%
AA	52.1%
A	12.5%
BBB	4.9%
BB or Lower	6.3%
N/R (not rated)	7.1%
Total	100%

NAN	Nuveen New York Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of
February 29, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2020
	Average Annual
	1-Year	5-Year	10-Year
NAN at Common Share NAV	13.33%	5.29%	5.96%
NAN at Common Share Price	16.81%	5.89%	6.30%
S&P Municipal Bond New York Index	8.56%	3.79%	4.32%
S&P Municipal Bond Index	8.94%	3.93%	4.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	152.7%
Other Assets Less Liabilities	1.7%
Net Assets Plus Floating Rate Obligations, AMTP
Shares, net of deferred offering costs & VRDP
Shares, net of deferred offering costs	154.4%
Floating Rate Obligations	(6.9)%
AMTP Shares, net of deferred offering costs	(29.7)%
VRDP Shares, net of deferred offering costs	(17.8)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
New York	96.1%
Puerto Rico	2.6%
Guam	1.3%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	19.5%
Tax Obligation/Limited	19.5%
Education and Civic Organizations	17.1%
Water and Sewer	9.7%
U.S. Guaranteed	8.7%
Tax Obligation/General	8.2%
Utilities	6.0%
Other	11.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	2.9%
AAA	14.3%
AA	45.8%
A	12.1%
BBB	9.7%
BB or Lower	7.6%
N/R (not rated)	7.6%
Total	100%

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Performance Overview and Holding Summaries as of
February 29, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 29, 2020
	Average Annual
	1-Year	5-Year	10-Year
NRK at Common Share NAV	13.47%	5.67%	5.14%
NRK at Common Share Price	15.57%	5.80%	5.42%
S&P Municipal Bond New York Index	8.56%	3.79%	4.32%
S&P Municipal Bond Index	8.94%	3.93%	4.56%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes averages are not available for direct investment.
This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	157.4%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations, Borrowings,
MFP Shares, net of deferred offering costs &
VRDP Shares, net of deferred offering costs	159.4%
Floating Rate Obligations	(2.4)%
Borrowings	(2.0)%
MFP Shares, net of deferred offering costs	(5.9)%
VRDP Shares, net of deferred offering costs	(49.1)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
New York	95.3%
Puerto Rico	3.8%
Guam	0.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	25.2%
Education and Civic Organizations	17.9%
Water and Sewer	12.8%
Transportation	12.2%
U.S. Guaranteed	8.3%
Utilities	7.6%
Tax Obligation/General	7.1%
Other	8.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.3%
AAA	15.1%
AA	46.9%
A	9.5%
BBB	5.9%
BB or Lower	5.3%
N/R (not rated)	9.0%
Total	100%

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors/Trustees
Nuveen New York Municipal Value Fund, Inc.
Nuveen New York Municipal Value Fund 2
Nuveen New York Quality Municipal Income Fund
Nuveen New York AMT-Free Quality Municipal Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund 2, Nuveen New York Quality Municipal Income Fund, and Nuveen New York AMT-Free Quality Municipal Income Fund (the Funds), including the portfolios of investments, as of February 29, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows (Nuveen New York Quality Municipal Income Fund and Nuveen New York AMT-Free Quality Municipal Income Fund) for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended, the five-month period from October 1, 2016 through February 28, 2017, and each of the years in the two-year period ended September 30, 2016. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 29, 2020, the results of their operations and their cash flows (where applicable) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the five-month period from October 1, 2016 through February 28, 2017, and each of the years in the two-year period ended September 30, 2016, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 29, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois April 27, 2020

NNY	Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.6% (99.7% of Total Investments)
	MUNICIPAL BONDS – 99.6% (99.7% of Total Investments)
	Consumer Staples – 4.3% (4.3% of Total Investments)
$ 1,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	3/20 at 100.00	B–	$ 1,000,530
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
500	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	3/20 at 100.00	B–	500,050
	Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
850	5.625%, 6/01/35	No Opt. Call	BBB	928,650
3,060	5.750%, 6/01/43	No Opt. Call	BB+	3,914,383
500	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	574,135
	5.000%, 6/01/25
5,910	Total Consumer Staples			6,917,748
	Education and Civic Organizations – 19.3% (19.3% of Total Investments)
415	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	4/20 at 100.00	BB	415,867
	Schools, Series 2007A, 5.000%, 4/01/37
750	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	12/20 at 100.00	B+	766,822
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, City University of	6/24 at 100.00	Aa2	1,438,475
	New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A,
	5.000%, 6/01/43
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
215	5.000%, 4/15/33	4/23 at 100.00	BB+	230,747
310	5.000%, 4/15/43	4/23 at 100.00	BB+	329,065
415	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	462,210
	University, Series 2013A, 5.000%, 7/01/44
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	1,362,700
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
235	5.000%, 7/01/31	7/25 at 100.00	Aa3	282,761
265	5.000%, 7/01/33	7/25 at 100.00	Aa3	318,291
	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at
	Mount Sinai, Refunding Series 2015A:
1,330	5.000%, 7/01/40	7/25 at 100.00	A–	1,564,918
2,180	5.000%, 7/01/45	7/25 at 100.00	A–	2,550,535
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	A–	2,314,700
	Series 2015A, 5.000%, 7/01/45
760	Dormitory Authority of the State of New York, Revenue Bonds, New York University,	7/25 at 100.00	Aa2	919,737
	Series 2015A, 5.000%, 7/01/35
2,385	Dormitory Authority of the State of New York, Revenue Bonds, New York University,	7/26 at 100.00	Aa2	2,949,816
	Series 2016A, 5.000%, 7/01/39
1,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University,	7/28 at 100.00	Aa2	1,290,730
	Series 2018A, 5.000%, 7/01/40
2,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University,	7/29 at 100.00	Aa2	2,631,880
	Series 2019A, 5.000%, 7/01/42
185	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	7/29 at 100.00	A1	234,758
	Technology, Series 2019A, 5.000%, 7/01/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 280	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College,	7/20 at 100.00	Ba1	$ 282,047
	Series 2010, 5.250%, 7/01/35
680	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	768,441
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
580	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	615,914
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
300	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	336,150
	University Project, Series 2013, 5.000%, 9/01/43
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St John
	Fisher College, Series 2011:
1,000	6.000%, 6/01/30	6/21 at 100.00	A–	1,063,150
1,000	6.000%, 6/01/34	6/21 at 100.00	A–	1,063,770
50	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	57,072
	Project, Series 2015A, 5.000%, 7/01/45
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens
	Baseball Stadium Project, Series 2006:
1,500	5.000%, 1/01/39 – AMBAC Insured	3/20 at 100.00	BBB	1,517,550
1,175	4.750%, 1/01/42 – AMBAC Insured	3/20 at 100.00	BBB	1,188,747
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee
	Stadium Project, Series 2006:
1,610	4.500%, 3/01/39 – FGIC Insured	3/20 at 100.00	Baa1	1,624,973
800	4.750%, 3/01/46 – NPFG Insured	3/20 at 100.00	Baa1	807,440
515	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	549,531
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
390	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	416,805
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
300	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic	9/20 at 100.00	A3	306,315
	Institute, Series 2010A, 5.125%, 9/01/40
26,830	Total Education and Civic Organizations			30,661,917
	Financials – 1.0% (1.0% of Total Investments)
1,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	1,523,490
	Series 2007, 5.500%, 10/01/37
	Health Care – 1.0% (1.0% of Total Investments)
350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue	7/20 at 100.00	A	354,239
	Bonds, Series 2010, 5.000%, 7/01/26
650	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	731,133
	Systems, Inc. Project, Series 2016B, 4.000%, 7/01/41
290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds,	3/20 at 100.00	BB	290,116
	Nicholas H Noyes Hospital, Series 2005, 6.000%, 7/01/30
250	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health	7/21 at 100.00	A–	263,570
	Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28
1,540	Total Health Care			1,639,058
	Housing/Multifamily – 0.1% (0.1% of Total Investments)
95	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue	3/20 at 100.00	AA	95,378
	Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21

NNY	Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 2.0% (2.0% of Total Investments)
$ 425	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	$ 479,417
	Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
2,350	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	2,647,816
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
2,775	Total Industrials			3,127,233
	Long-Term Care – 0.3% (0.3% of Total Investments)
270	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	3/20 at 100.00	A2	270,627
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
75	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	84,078
	Community Project, Series 2019, 5.000%, 1/01/50
195	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special	3/20 at 100.00	N/R	195,105
	Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23
540	Total Long-Term Care			549,810
	Tax Obligation/General – 2.3% (2.3% of Total Investments)
1,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	Aa1	1,141,360
90	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	Aa1	111,755
1,900	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1, 5.000%, 4/01/40	4/28 at 100.00	Aa1	2,404,716
2,990	Total Tax Obligation/General			3,657,831
	Tax Obligation/Limited – 19.5% (19.5% of Total Investments)
720	Dormitory Authority of the State of New York, Second General Resolution Consolidated	No Opt. Call	AA	732,362
	Revenue Bonds, City University System, Series 1993A, 6.000%, 7/01/20
2,290	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/22 at 100.00	AA+	2,475,055
	General Purpose Series 2012D, 5.000%, 2/15/37
2,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	Aa1	3,257,450
	General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/38
640	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	775,699
	2015B Group A,B&C, 5.000%, 3/15/35
2,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/28	11/25 at 100.00	BB	2,954,700
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	1,286,180
	Fiscal 2018, Series 2017S-3, 5.250%, 7/15/45
2,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	3,168,175
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/43
445	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	573,627
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	3,614,040
	Fiscal Series 2015S-2, 5.000%, 7/15/40
1,680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	1,886,405
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
1,225	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	1,416,418
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
1,020	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/28 at 100.00	AAA	1,303,315
	Subordinate Fiscal 2019 Series A-1, 5.000%, 8/01/38
2,450	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,	No Opt. Call	AA+	2,459,016
	Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)
115	New York State Urban Development Corporation, Special Project Revenue Bonds, University	No Opt. Call	AA	120,030
	Facilities Grants, Series 1995, 5.875%, 1/01/21

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
$ 70	0.000%, 7/01/24	No Opt. Call	N/R	$ 64,051
63	4.550%, 7/01/40	7/28 at 100.00	N/R	71,043
1,630	0.000%, 7/01/46	7/28 at 41.38	N/R	484,958
1,327	0.000%, 7/01/51	7/28 at 30.01	N/R	286,858
465	4.750%, 7/01/53	7/28 at 100.00	N/R	526,436
2,303	5.000%, 7/01/58	7/28 at 100.00	N/R	2,641,242
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable Restructured
	Cofina Project Series 2019A-2:
600	4.329%, 7/01/40	7/28 at 100.00	N/R	666,840
17	4.536%, 7/01/53	7/28 at 100.00	N/R	18,979
240	4.784%, 7/01/58	7/28 at 100.00	N/R	271,260
28,800	Total Tax Obligation/Limited			31,054,139
	Transportation – 23.8% (23.8% of Total Investments)
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/25 at 100.00	AA–	3,046,325
	Series 2015D-1, 5.000%, 11/15/30
815	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A1	901,651
	2012E, 5.000%, 11/15/42
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/24 at 100.00	AA–	2,337,500
	2014B, 5.250%, 11/15/38
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	AA–	6,173,200
	2016C-1, 5.000%, 11/15/34
1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	3/20 at 100.00	N/R	1,155,000
	Bronx Parking Development Company, LLC Project, Series 2007, 3.231%, 10/01/46 (6)
660	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	701,818
	Center Project, Series 2011, 5.000%, 11/15/44
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
765	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	802,990
2,020	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	2,115,203
2,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,	1/28 at 100.00	Baa3	2,485,520
	Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018,
	5.000%, 1/01/32 (AMT)
2,630	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia	7/24 at 100.00	BBB	3,027,498
	Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
5,900	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	5/25 at 100.00	AA–	7,061,474
	Eighty-Ninth Series 2015, 5.000%, 5/01/40
1,575	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	AA–	1,801,674
	Seventy Ninth Series 2013, 5.000%, 12/01/43
1,165	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	AA–	1,378,020
	Eleventh Series 2018, 4.000%, 9/01/43
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
225	6.500%, 12/01/28	3/20 at 100.00	BBB+	235,001
1,160	6.000%, 12/01/36	12/20 at 100.00	BBB+	1,204,242
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	A+	806,598
	Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured
2,000	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, Refunding	11/28 at 100.00	AA–	2,603,020
	Series 2018C, 5.000%, 11/15/37
32,695	Total Transportation			37,836,734
	U.S. Guaranteed – 7.5% (7.5% of Total Investments) (7)
525	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/20 at 100.00	A–	532,801
	Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)

NNY	Nuveen New York Municipal Value Fund, Inc.
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 2,100	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center,	7/20 at 100.00	A	$ 2,135,931
	Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A	419,900
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
2,685	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A1	2,997,077
	2012E, 5.000%, 11/15/42 (Pre-refunded 11/15/22)
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	AA–	1,276,396
	2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)
3,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University	7/21 at 100.00	AA–	3,174,690
	of Rochester Project, Series 2011B, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
45	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	N/R	47,528
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%,
	7/01/28 (Pre-refunded 7/01/21)
1,345	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College,	1/21 at 100.00	N/R	1,396,904
	Series 2011, 5.375%, 7/01/41 (Pre-refunded 1/01/21) – AGM Insured
11,200	Total U.S. Guaranteed			11,981,227
	Utilities – 6.4% (6.5% of Total Investments)
1,000	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue	3/20 at 100.00	Baa2	1,003,390
	Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42
90	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	97,875
135	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	155,608
	2014A, 5.000%, 9/01/44
475	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	583,134
	2017, 5.000%, 9/01/47
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A	1,380,062
	5.000%, 9/01/37
400	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	431,880
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
235	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	3/20 at 100.00	N/R	237,317
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
4,440	5.000%, 12/15/34	12/23 at 100.00	AAA	5,122,783
1,100	5.000%, 12/15/41	12/23 at 100.00	AAA	1,263,713
9,125	Total Utilities			10,275,762
	Water and Sewer – 12.1% (12.1% of Total Investments)
300	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds,	7/25 at 100.00	A+	361,806
	Refunding Series 2015A, 5.000%, 7/01/29
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	3,745,860
	General Resolution Revenue Bonds, Fiscal 2018 Series CC-1, 5.000%, 6/15/48
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	1,279,590
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water
	Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects,
	Second Resolution:
2,100	5.000%, 6/15/36	6/25 at 100.00	AAA	2,528,274
2,500	5.000%, 6/15/40	6/25 at 100.00	AAA	2,988,700
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,:
1,000	5.000%, 6/15/46	6/27 at 100.00	AAA	1,236,840
4,300	5.000%, 6/15/47	6/27 at 100.00	AAA	5,313,467

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	2/22 at 100.00	AAA	$ 1,077,280
	Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42
135	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	3/20 at 100.00	Ca	140,400
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
75	5.500%, 7/01/28	7/22 at 100.00	Ca	81,938
275	5.750%, 7/01/37	7/22 at 100.00	Ca	301,812
225	6.000%, 7/01/47	7/22 at 100.00	Ca	247,500
15,910	Total Water and Sewer			19,303,467
$ 139,410	Total Long-Term Investments (cost $143,936,694)			158,623,794

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.3% (0.3% of Total Investments)
	MUNICIPAL BONDS – 0.3% (0.3% of Total Investments)
	Housing/Multifamily – 0.3% (0.3% of Total Investments)
$ 525	New York City Housing Development Corporation, New York, Multi-Family Rental Housing Revenue	4/20 at 100.00	VMIG-1	$ 525,000
	Bonds, The Balton, Variable Rate Demand Obligation Series 2009A, 1.130%, 9/01/49
	(Mandatory Put 4/20/20) (8)
$ 525	Total Short-Term Investments (cost $525,000)			525,000
	Total Investments (cost $144,461,694) – 99.9%			159,148,794
	Floating Rate Obligations – (1.2)%			(1,840,000)
	Other Assets Less Liabilities – 1.3%			1,943,178
	Net Asset Applicable to Common Shares – 100%			$ 159,251,972

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NYV	Nuveen New York Municipal Value Fund 2
Portfolio of Investments
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 89.0% (91.1% of Total Investments)
	MUNICIPAL BONDS – 89.0% (91.1% of Total Investments)
	Consumer Staples – 4.4% (4.5% of Total Investments)
$ 820	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	$ 973,701
	Bonds, Series 2001, 6.500%, 5/15/33
100	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	3/20 at 100.00	B–	100,053
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
110	5.625%, 6/01/35	No Opt. Call	BBB	120,178
380	5.750%, 6/01/43	No Opt. Call	BB+	486,100
1,410	Total Consumer Staples			1,680,032
	Education and Civic Organizations – 20.2% (20.7% of Total Investments)
500	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	4/20 at 100.00	BB	501,045
	Schools, Series 2007A, 5.000%, 4/01/37
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
50	5.000%, 4/15/33	4/23 at 100.00	BB+	53,662
75	5.000%, 4/15/43	4/23 at 100.00	BB+	79,613
100	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	111,376
	University, Series 2013A, 5.000%, 7/01/44
200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	242,036
	2015A, 5.000%, 7/01/35
1,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/28 at 100.00	Aa2	1,274,980
	2018A, 5.000%, 7/01/48
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,	7/20 at 100.00	Aa1	1,013,560
	Cornell University, Series 2010A, 5.000%, 7/01/40
45	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	7/29 at 100.00	A1	57,103
	Technology, Series 2019A, 5.000%, 7/01/49
435	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	Aa1	563,647
	Green Series 2019B, 5.000%, 7/01/50
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	Aa1	1,336,960
	Series 2019A, 5.000%, 7/01/35
165	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	186,460
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
145	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	153,978
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
100	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	112,569
	University Project, Series 2013, 5.000%, 9/01/38
3,000	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium	No Opt. Call	AA	1,827,780
	Project PILOT, Series 2009A, 0.010%, 3/01/40 – AGC Insured
125	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	133,381
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
100	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	106,873
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
8,040	Total Education and Civic Organizations			7,755,023

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 0.6% (0.6% of Total Investments)
$ 50	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue	7/20 at 100.00	A	$ 50,606
	Bonds, Series 2010, 5.000%, 7/01/26
150	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	168,723
	Systems, Inc Project, Series 2016B, 4.000%, 7/01/41
200	Total Health Care			219,329
	Industrials – 2.0% (2.1% of Total Investments)
105	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	118,444
	Pratt Paper NY, Inc Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
580	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	653,504
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
685	Total Industrials			771,948
	Long-Term Care – 0.1% (0.1% of Total Investments)
25	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann?s	1/26 at 103.00	N/R	28,026
	Community Project, Series 2019, 5.000%, 1/01/50
	Tax Obligation/General – 4.3% (4.4% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C,	4/26 at 100.00	A+	1,216,360
	5.000%, 4/01/35
400	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 –	10/21 at 100.00	AA	427,660
	AGM Insured
1,400	Total Tax Obligation/General			1,644,020
	Tax Obligation/Limited – 17.6% (18.0% of Total Investments)
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	Aa1	1,281,550
	General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/46
1,500	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,818,045
	2015B Group A,B&C, 5.000%, 3/15/35
540	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa2	667,974
	Fiscal 2017 Series A, 5.000%, 2/15/42
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	1,267,270
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/43
300	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	346,878
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
155	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	177,765
	2018A-1, 5.000%, 7/01/58
1,000	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset	10/24 at 100.00	AA+	1,186,360
	Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/30
5,495	Total Tax Obligation/Limited			6,745,842
	Transportation – 16.9% (17.3% of Total Investments)
2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	3/20 at 100.00	N/R	1,540,000
	Bronx Parking Development Company, LLC Project, Series 2007, 3.163%, 10/01/37 (5)
155	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	164,821
	Center Project, Series 2011, 5.000%, 11/15/44
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
220	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	230,925
420	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	439,795
400	New York Transportation Development Corporation, New York, Special Facility Revenue	1/28 at 100.00	Baa3	497,104
	Bonds, Delta Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series
	2018, 5.000%, 1/01/32 (AMT)

NYV	Nuveen New York Municipal Value Fund 2
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 645	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia	7/24 at 100.00	BBB	$ 742,485
	Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
765	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	AA–	904,880
	Eleventh Series 2018, 4.000%, 9/01/43
800	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	AA–	998,992
	Series 2017, 5.000%, 11/15/47
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
180	6.500%, 12/01/28	3/20 at 100.00	BBB+	188,001
140	6.000%, 12/01/36	12/20 at 100.00	BBB+	145,340
525	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	649,992
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
6,250	Total Transportation			6,502,335
	U.S. Guaranteed – 0.8% (0.8% of Total Investments) (6)
290	Albany Capital Resource Corporation, New York, St Peter’s Hospital Project, Series 2011,	11/20 at 100.00	N/R	300,585
	6.000%, 11/15/25 (Pre-refunded 11/15/20)
	Utilities – 7.5% (7.6% of Total Investments)
25	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	27,188
285	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A,	9/24 at 100.00	A	328,505
	5.000%, 9/01/44
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017:
1,000	5.000%, 9/01/42	9/27 at 100.00	A	1,237,390
105	5.000%, 9/01/47	9/27 at 100.00	A	128,903
100	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	107,970
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
905	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE,	12/23 at 100.00	AAA	1,039,691
	5.000%, 12/15/41
2,420	Total Utilities			2,869,647
	Water and Sewer – 14.6% (15.0% of Total Investments)
900	New York City Municipal Water Finance Authority, New York, Water and Sewer System	12/21 at 100.00	AA+	963,756
	Revenue Bonds, Second General Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	2,559,180
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,:
500	5.000%, 6/15/43	6/28 at 100.00	AAA	638,290
1,000	5.000%, 6/15/48	6/28 at 100.00	AAA	1,269,200
35	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	3/20 at 100.00	Ca	36,400
	6.000%, 7/01/44
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
15	5.500%, 7/01/28	7/22 at 100.00	Ca	16,387
70	5.750%, 7/01/37	7/22 at 100.00	Ca	76,825
50	6.000%, 7/01/47	7/22 at 100.00	Ca	55,000
4,570	Total Water and Sewer			5,615,038
$ 30,785	Total Long-Term Investments (cost $29,700,263)			34,131,825

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 8.7% (8.9% of Total Investments)
	MUNICIPAL BONDS – 8.7% (8.9% of Total Investments)
	Housing/Multifamily – 0.4% (0.4% of Total Investments)
$ 140	New York State Housing Finance Agency, 10 Liberty Street Housing Revenue Bonds, Variable	4/20 at 100.00	VMIG-1	$ 140,000
	Rate Demand Obligation Series 2003A, 1.140%, 5/01/35 (Mandatory Put 4/20/20) (7)
	Tax Obligation/General – 3.4% (3.5% of Total Investments)
1,300	New York City, New York, General Obligation Bonds, Variable Rate Demand Obligation,	4/20 at 100.00	A–1	1,300,000
	Fiscal Series 2006I-3, 1.180%, 4/01/36 (Mandatory Put 4/20/20) (7)
	Transportation – 4.9% (5.0% of Total Investments)
500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	4/20 at 100.00	A–1	500,000
	Bridges & Tunnels, Variable Rate Demand Obligation, Refunding Variable Rate Series 2002F,
	1.180%, 11/01/32 (Mandatory Put 4/20/20) (7)
1,390	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Variable	4/20 at 100.00	VMIG-1	1,390,000
	Rate Demand Obligation Series 2005B-3 & 2005B-4, 1.180%, 1/01/32 (Mandatory Put 4/20/20) (7)
1,890	Total Transportation			1,890,000
$ 3,330	Total Short-Term Investments (cost $3,330,000)			3,330,000
	Total Investments (cost $33,030,263) – 97.7%			37,461,825
	Other Assets Less Liabilities – 2.3%			867,244
	Net Asset Applicable to Common Shares – 100%			$ 38,329,069

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

NAN	Nuveen New York Quality Municipal
Income Fund
Portfolio of Investments
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.7% (100.0% of Total Investments)
	MUNICIPAL BONDS – 152.7% (100.0% of Total Investments)
	Consumer Staples – 5.3% (3.5% of Total Investments)
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement
	Asset-Backed Bonds, Series 2005A:
$ 12,500	5.000%, 6/01/38	3/20 at 100.00	B–	$ 12,506,625
3,210	5.000%, 6/01/45	3/20 at 100.00	B–	3,211,733
1,350	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	3/20 at 100.00	B–	1,350,135
	Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
320	5.625%, 6/01/35	No Opt. Call	BBB	349,610
1,145	5.750%, 6/01/43	No Opt. Call	BB+	1,464,695
7,155	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	7,490,713
25,680	Total Consumer Staples			26,373,511
	Education and Civic Organizations – 26.1% (17.1% of Total Investments)
1,855	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	4/20 at 100.00	BB	1,858,877
	Schools, Series 2007A, 5.000%, 4/01/37
3,265	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	12/20 at 100.00	B+	3,338,234
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of
	New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,025	5.000%, 6/01/32	6/24 at 100.00	Aa2	1,194,976
2,070	5.000%, 6/01/43	6/24 at 100.00	Aa2	2,382,115
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College
	of New York, Series 2014:
1,405	5.250%, 11/01/34	11/24 at 100.00	BB	1,539,571
1,300	5.000%, 11/01/39	11/24 at 100.00	BB	1,399,359
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
950	5.000%, 4/15/33	4/23 at 100.00	BB+	1,019,578
1,380	5.000%, 4/15/43	4/23 at 100.00	BB+	1,464,870
1,760	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	1,960,218
	University, Series 2013A, 5.000%, 7/01/44
2,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	2,566,760
	of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
1,120	5.000%, 7/01/31	7/25 at 100.00	Aa3	1,347,629
1,245	5.000%, 7/01/33	7/25 at 100.00	Aa3	1,495,369
1,565	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series	7/29 at 100.00	A	1,839,157
	2020, 4.000%, 7/01/50
5,090	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	5,989,047
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
2,100	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan	3/20 at 100.00	Baa2	2,139,690
	College, Series 2009, 5.250%, 7/01/29
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	A–	2,314,700
	Series 2015A, 5.000%, 7/01/45

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,120	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	No Opt. Call	Aa2	$ 2,153,305
	2001-1, 5.500%, 7/01/20 – AMBAC Insured
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
1,000	5.000%, 7/01/34	7/25 at 100.00	Aa2	1,210,540
2,300	5.000%, 7/01/35	7/25 at 100.00	Aa2	2,783,414
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A:
5,100	5.000%, 7/01/33	7/26 at 100.00	Aa2	6,364,545
3,765	5.000%, 7/01/36	7/26 at 100.00	Aa2	4,682,116
1,055	5.000%, 7/01/39	7/26 at 100.00	Aa2	1,304,845
5,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/29 at 100.00	Aa2	7,160,010
	2019A, 5.000%, 7/01/49
8,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,	7/20 at 100.00	Aa1	8,108,480
	Cornell University, Series 2010A, 5.000%, 7/01/40
905	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	7/29 at 100.00	A1	1,148,409
	Technology, Series 2019A, 5.000%, 7/01/49
3,925	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	Aa1	5,247,568
	Series 2019A, 5.000%, 7/01/35
1,600	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College,	7/20 at 100.00	Ba1	1,611,696
	Series 2010, 5.250%, 7/01/35
3,140	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	3,548,388
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
2,705	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	2,872,494
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi
	University Project, Series 2013:
1,005	5.000%, 9/01/38	9/23 at 100.00	A–	1,131,318
265	5.000%, 9/01/43	9/23 at 100.00	A–	296,933
5,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University	7/25 at 100.00	AA	5,916,900
	Project, Refunding Series 2015A, 5.000%, 7/01/40
890	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St John	6/21 at 100.00	A–	946,204
	Fisher College, Series 2011, 6.000%, 6/01/30
3,030	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	3,458,593
	Project, Series 2015A, 5.000%, 7/01/45
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens
	Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/31 – AMBAC Insured	3/20 at 100.00	BBB	1,011,650
235	5.000%, 1/01/36 – AMBAC Insured	3/20 at 100.00	BBB	237,745
3,515	5.000%, 1/01/39 – AMBAC Insured	3/20 at 100.00	BBB	3,556,125
5,050	4.750%, 1/01/42 – AMBAC Insured	3/20 at 100.00	BBB	5,109,085
400	5.000%, 1/01/46 – AMBAC Insured	3/20 at 100.00	BBB	404,680
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee
	Stadium Project, Series 2006:
7,555	4.500%, 3/01/39 – FGIC Insured	3/20 at 100.00	Baa1	7,625,261
2,750	4.750%, 3/01/46 – NPFG Insured	3/20 at 100.00	Baa1	2,775,575
1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of	1/21 at 100.00	AA	1,033,220
	American Art, Series 2011, 5.000%, 7/01/31
1,500	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife	8/23 at 100.00	AA–	1,698,810
	Conservation Society, Series 2013A, 5.000%, 8/01/33
2,520	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	2,688,966
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
1,900	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	2,030,587
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,515	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College	7/25 at 100.00	Baa2	$ 1,771,596
	Project, Series 2015, 5.000%, 7/01/40
	Saint Lawrence County Industrial Development Agency Civic Development Corporation, New
	York, Revenue Bonds, Clarkson University Project, Series 2012A:
1,050	5.250%, 9/01/33	3/22 at 100.00	Baa1	1,124,540
1,750	5.000%, 9/01/41	3/22 at 100.00	Baa1	1,856,802
2,260	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic	9/20 at 100.00	A3	2,307,573
	Institute, Series 2010A, 5.125%, 9/01/40
115,390	Total Education and Civic Organizations			129,028,123
	Financials – 3.5% (2.3% of Total Investments)
4,725	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A	6,832,397
	Series 2005, 5.250%, 10/01/35
6,885	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	10,489,229
	Series 2007, 5.500%, 10/01/37
11,610	Total Financials			17,321,626
	Health Care – 2.9% (1.9% of Total Investments)
	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue
	Bonds, Series 2010:
350	5.000%, 7/01/26	7/20 at 100.00	A	354,239
350	5.200%, 7/01/32	7/20 at 100.00	A	354,232
3,700	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island	5/25 at 100.00	A–	4,288,633
	Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43
4,120	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	5,003,369
	Systems, Inc. Project, Series 2016B, 5.000%, 7/01/32
710	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds,	3/20 at 100.00	BB	710,284
	Nicholas H Noyes Hospital, Series 2005, 6.000%, 7/01/30
715	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	Aa1	748,562
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35
2,730	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health	7/21 at 100.00	A–	2,878,184
	Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28
12,675	Total Health Care			14,337,503
	Housing/Multifamily – 0.6% (0.4% of Total Investments)
705	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	5/20 at 100.00	AA+	709,646
	Bonds, Series 2010D-1A, 5.000%, 11/01/42
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2010A,	5/20 at 100.00	Aa2	2,009,080
	5.000%, 11/01/42
2,705	Total Housing/Multifamily			2,718,726
	Housing/Single Family – 0.1% (0.1% of Total Investments)
645	Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	N/R	666,317
	Revenue Bonds, Series 1998A, 5.750%, 9/01/31 (AMT)
	Industrials – 4.3% (2.8% of Total Investments)
1,935	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	2,182,757
	Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
17,145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	19,317,786
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
19,080	Total Industrials			21,500,543
	Long-Term Care – 0.5% (0.3% of Total Investments)
1,275	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	3/20 at 100.00	A2	1,277,958
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
340	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	381,154
	Community Project, Series 2019, 5.000%, 1/01/50

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$ 700	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	3/20 at 100.00	N/R	$ 693,553
	Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23
145	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special	3/20 at 100.00	N/R	145,078
	Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23
2,460	Total Long-Term Care			2,497,743
	Tax Obligation/General – 12.6% (8.2% of Total Investments)
	Nassau County, New York, General Obligation Bonds, General Improvement Series,
	Refunding 2016A:
3,630	5.000%, 1/01/28	1/26 at 100.00	A+	4,464,827
500	5.000%, 1/01/38	1/26 at 100.00	A+	600,200
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C:
1,395	5.000%, 4/01/35	4/26 at 100.00	A+	1,696,822
2,000	5.000%, 4/01/43	4/26 at 100.00	A+	2,396,300
1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	8/22 at 100.00	Aa1	1,101,500
980	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/32	8/22 at 100.00	Aa1	1,079,460
5,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	Aa1	5,706,800
8,775	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	Aa1	10,896,093
4,000	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 5.000%, 10/01/37	10/27 at 100.00	Aa1	5,053,600
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
7,000	5.000%, 3/01/38 (UB) (5)	3/28 at 100.00	Aa1	8,879,080
1,000	5.000%, 3/01/39	3/28 at 100.00	Aa1	1,265,920
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
6,480	5.000%, 4/01/40	4/28 at 100.00	Aa1	8,201,347
1,420	5.000%, 4/01/43	4/28 at 100.00	Aa1	1,785,835
1,965	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	Aa1	2,132,654
	5.000%, 4/01/28
	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 2016-XG0082,
	Formerly Tender Option Bond Trust 3324:
3,125	14.406%, 3/01/31, 144A (IF) (5)	3/23 at 100.00	AA	4,640,719
1,525	14.406%, 3/01/31, 144A (IF) (5)	3/23 at 100.00	AA	2,264,671
49,795	Total Tax Obligation/General			62,165,828
	Tax Obligation/Limited – 29.8% (19.5% of Total Investments)
980	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/21 at 100.00	AA+	1,023,336
	General Purpose Series 2011C, 5.000%, 3/15/41
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/22 at 100.00	AA+	1,078,290
	General Purpose Series 2012D, 5.000%, 2/15/33
2,080	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/24 at 100.00	AA+	2,394,122
	General Purpose Series 2014C Group C, 5.000%, 3/15/44
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2019A Bidding Group 2,3,4:
4,800	5.000%, 3/15/38	3/29 at 100.00	Aa1	6,254,304
5,500	5.000%, 3/15/46	3/29 at 100.00	Aa1	7,048,525
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,212,030
	2015B Group A,B&C, 5.000%, 3/15/35
6,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/28 at 100.00	AA+	7,666,920
	2018E Group 4, 5.000%, 3/15/44
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,225	5.000%, 11/15/28	11/25 at 100.00	BB	3,811,563
2,355	5.000%, 11/15/34	11/25 at 100.00	BB	2,749,227
3,750	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa2	4,638,712
	Fiscal 2017 Series A, 5.000%, 2/15/42

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
$ 2,550	5.750%, 2/15/47	2/21 at 100.00	Aa2	$ 2,662,990
1,910	5.250%, 2/15/47	2/21 at 100.00	Aa2	1,988,998
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding
	Series 2012A:
1,815	5.000%, 11/15/27	11/22 at 100.00	AA	2,017,681
2,250	5.000%, 11/15/29	11/22 at 100.00	AA	2,498,715
9,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	11,820,600
	Fiscal 2018 Series Subseries S-4A, 5.250%, 7/15/36
3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	4,486,720
	Fiscal 2018, Series 2017S-3, 5.000%, 7/15/38
2,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	2,526,180
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/45
890	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	1,147,254
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
1,870	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/22 at 100.00	AA	2,050,081
	Fiscal Series 2013S-1, 5.000%, 7/15/31
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2012 Series E-1:
3,775	5.000%, 2/01/37	2/22 at 100.00	AAA	4,073,376
3,950	5.000%, 2/01/42	2/22 at 100.00	AAA	4,251,701
3,090	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/23 at 100.00	AAA	3,461,727
	Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29
7,860	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	8,825,680
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
4,170	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	4,821,604
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/26 at 100.00	AAA	6,187,100
	Subordinate Fiscal 2017 Series B-1, 5.000%, 8/01/36
2,825	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	11/20 at 100.00	AAA	2,913,479
	Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	2/21 at 100.00	AAA	2,073,860
	Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35
2,400	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	3/20 at 100.00	AAA	2,422,128
	Bonds, Tender Option Bond Trust 2015-XF0080, 11.218%, 5/01/38, 144A (IF)
6,000	New York City, New York, Educational Construction Fund Revenue Bonds, Series 2011A,	4/21 at 100.00	Aa2	6,320,160
	5.750%, 4/01/41
11,300	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,	No Opt. Call	AA+	11,341,584
	Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)
2,110	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A,	9/20 at 100.00	AA+	2,157,180
	5.000%, 3/15/29
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
120	0.010%, 7/01/24	No Opt. Call	N/R	109,802
107	4.550%, 7/01/40	7/28 at 100.00	N/R	120,661
2,755	0.000%, 7/01/46	7/28 at 41.38	N/R	819,668
26,147	0.000%, 7/01/51	7/28 at 30.01	N/R	5,652,197
786	4.750%, 7/01/53	7/28 at 100.00	N/R	889,846
5,769	5.000%, 7/01/58	7/28 at 100.00	N/R	6,616,293
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
1,089	4.329%, 7/01/40	7/28 at 100.00	N/R	1,210,315
32	4.536%, 7/01/53	7/28 at 100.00	N/R	35,724
436	4.784%, 7/01/58	7/28 at 100.00	N/R	492,789

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel
	Center Project, Refunding Series 2016A:
$ 2,000	5.000%, 1/01/29 (AMT)	1/26 at 100.00	BBB	$ 2,275,340
1,000	5.000%, 1/01/35 (AMT)	1/26 at 100.00	BBB	1,119,790
151,196	Total Tax Obligation/Limited			147,268,252
	Transportation – 29.8% (19.5% of Total Investments)
7,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/25 at 100.00	AA–	9,138,975
	Series 2015D-1, 5.000%, 11/15/30
1,540	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2012E,	11/22 at 100.00	A1	1,703,733
	5.000%, 11/15/42
5,425	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015A-1,	5/25 at 100.00	AA–	6,347,792
	5.000%, 11/15/45
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1:
2,500	5.000%, 11/15/34	11/26 at 100.00	AA–	3,086,600
12,560	5.000%, 11/15/56	11/26 at 100.00	AA–	15,073,256
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
200	3.163%, 10/01/37 (6)	3/20 at 100.00	N/R	154,000
5,500	3.231%, 10/01/46 (6)	3/20 at 100.00	N/R	4,235,000
2,850	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	3,030,576
	Center Project, Series 2011, 5.000%, 11/15/44
1,350	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A2	1,607,486
	Series 2016A, 5.000%, 1/01/51
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
1,760	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	1,847,402
11,470	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	12,010,581
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
3,000	5.000%, 1/01/31 (AMT)	1/28 at 100.00	Baa3	3,735,540
8,500	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa3	10,563,460
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia
	Airport Terminal B Redevelopment Project, Series 2016A:
12,110	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	13,940,305
1,200	4.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	1,303,716
8,780	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	5/25 at 100.00	AA–	10,463,741
	Eighty-Ninth Series 2015, 5.000%, 5/01/45
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty	1/21 at 100.00	AA–	5,174,250
	Sixth Series 2011, 5.000%, 1/15/41
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Eleventh Series 2018:
2,330	4.000%, 9/01/43	9/28 at 100.00	AA–	2,756,040
6,000	5.000%, 9/01/48 (UB) (5)	9/28 at 100.00	AA–	7,602,900
4,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	AA–	4,994,960
	Series 2017, 5.000%, 11/15/47
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Series 2017:
4,000	5.000%, 10/15/47	4/27 at 100.00	AA–	4,924,040
5,000	5.250%, 10/15/57	4/27 at 100.00	AA–	6,194,650
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
1,020	6.500%, 12/01/28	3/20 at 100.00	BBB+	1,065,339
5,000	6.000%, 12/01/36	12/20 at 100.00	BBB+	5,190,700

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 3,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	$ 4,333,280
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/26 at 100.00	AA–	6,080,200
	Refunding Series 2016A, 5.000%, 11/15/46
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	A+	806,598
	Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured
127,875	Total Transportation			147,365,120
	U.S. Guaranteed – 13.3% (8.7% of Total Investments) (7)
400	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds, Grasse	5/20 at 100.00	AA	402,792
	River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40 (Pre-refunded 5/01/20)
3,915	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/23 at 100.00	Aa3	4,480,287
	Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27 (Pre-refunded 7/01/23)
3,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/22 at 100.00	Aa2	3,851,155
	Dormitory Facilities, Series 2012A, 5.000%, 7/01/37 (Pre-refunded 7/01/22)
1,750	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/20 at 100.00	A–	1,776,005
	Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)
1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island	5/21 at 100.00	A–	1,049,150
	Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41 (Pre-refunded 5/01/21)
5,500	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center,	7/20 at 100.00	A	5,594,105
	Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)
5,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/23 at 100.00	AA+	5,626,650
	General Purpose Series 2013A, 5.000%, 2/15/43 (Pre-refunded 2/15/23)
500	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/20 at 100.00	A–	507,995
	Systems Inc., Series 2010A, 5.750%, 7/01/30 (Pre-refunded 7/01/20)
2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/20 at 100.00	A–	2,032,160
	2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
4,150	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2	4,348,494
90	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2	93,879
8,265	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A	8,676,184
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
1,260	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University	7/20 at 100.00	AA	1,277,905
	Project, Series 2010A, 5.000%, 7/01/40 (Pre-refunded 7/01/20)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2010D:
4,000	5.000%, 11/15/34 (Pre-refunded 11/15/20)	11/20 at 100.00	AA–	4,121,280
1,560	5.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	AA–	1,610,014
5,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A1	5,692,773
	2012E, 5.000%, 11/15/42 (Pre-refunded 11/15/22)
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	AA–	2,320,720
	2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)
2,175	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	11/20 at 100.00	N/R	2,244,448
	Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35 (Pre-refunded 11/01/20)
1,810	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	N/R	1,970,257
	5.000%, 4/01/28 (Pre-refunded 4/01/22)
470	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	N/R	496,400
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%,
	7/01/28 (Pre-refunded 7/01/21)
6,985	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series	1/22 at 100.00	AA+	7,586,059
	1999B, 5.500%, 1/01/30 (Pre-refunded 1/01/22)
61,430	Total U.S. Guaranteed			65,758,712

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 9.1% (6.0% of Total Investments)
$ 3,500	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue	3/20 at 100.00	Baa2	$ 3,511,865
	Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42
370	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	402,375
1,460	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	1,682,869
	2014A, 5.000%, 9/01/44
1,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	1,951,963
	2017, 5.000%, 9/01/47
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A	1,380,063
	5.000%, 9/01/37
1,920	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	2,073,024
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
1,955	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	3/20 at 100.00	N/R	1,974,276
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)
3,785	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series	12/25 at 100.00	AAA	4,623,188
	2015, 5.000%, 12/15/37
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
3,800	5.000%, 12/15/33	12/23 at 100.00	AAA	4,389,646
1,060	5.000%, 12/15/34	12/23 at 100.00	AAA	1,223,007
8,030	5.000%, 12/15/41	12/23 at 100.00	AAA	9,225,105
1,515	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A,	6/26 at 100.00	AAA	1,881,130
	5.000%, 12/15/35
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017:
4,500	5.000%, 12/15/38	12/27 at 100.00	AAA	5,783,535
4,000	5.000%, 12/15/39	12/27 at 100.00	AAA	5,134,000
38,735	Total Utilities			45,236,046
	Water and Sewer – 14.8% (9.7% of Total Investments)
4,140	New York City Municipal Water Finance Authority, New York, Water and Sewer System	12/21 at 100.00	AA+	4,433,278
	Revenue Bonds, Second General Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/24 at 100.00	AA+	5,856,200
	General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	12,647,800
	General Resolution Revenue Bonds, Fiscal 2018 Series DD-2, 5.000%, 6/15/48 (UB)
9,285	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	11,880,993
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40 (UB)
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/25 at 100.00	AAA	1,195,480
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Second Resolution, 5.000%, 6/15/40
9,750	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/21 at 100.00	AAA	10,260,607
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Second Resolution Series, 5.000%, 6/15/41
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,:
3,990	5.000%, 6/15/42	6/27 at 100.00	AAA	4,963,281
7,500	5.000%, 6/15/43	6/28 at 100.00	AAA	9,574,350
400	5.000%, 6/15/47	6/27 at 100.00	AAA	494,276
3,680	5.000%, 6/15/48	6/28 at 100.00	AAA	4,670,656
3,840	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	4/20 at 100.00	AAA	3,858,240
	Bonds, 2010 Master Financing Program, Series 2010C, 5.000%, 10/15/35
635	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	3/20 at 100.00	Ca	660,400
	6.000%, 7/01/44

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
$ 345	5.500%, 7/01/28	7/22 at 100.00	Ca	$ 376,912
1,270	5.750%, 7/01/37	7/22 at 100.00	Ca	1,393,825
1,040	6.000%, 7/01/47	7/22 at 100.00	Ca	1,144,000
61,875	Total Water and Sewer			73,410,298
$ 681,151	Total Long-Term Investments (cost $686,610,410)			755,648,348
	Floating Rate Obligations – (6.9)%			(34,300,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (29.7)% (8)			(146,901,496)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (17.8)% (9)			(88,091,241)
	Other Assets Less Liabilities – 1.7%			8,527,297
	Net Asset Applicable to Common Shares – 100%			$ 494,882,908

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 19.4%.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 11.7%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 157.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 157.4% (100.0% of Total Investments)
	Consumer Staples – 6.4% (4.1% of Total Investments)
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement
	Asset-Backed Bonds, Series 2005A:
$ 27,580	5.000%, 6/01/38	3/20 at 100.00	B–	$ 27,594,617
9,555	5.000%, 6/01/45	3/20 at 100.00	B–	9,560,160
10,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	3/20 at 15.06	N/R	1,296,500
	Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50
1,310	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	3/20 at 100.00	B–	1,310,131
	Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26
4,680	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	6/26 at 100.00	N/R	4,994,683
	Turbo Term Series 2016A Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51
39,715	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	41,578,428
92,840	Total Consumer Staples			86,334,519
	Education and Civic Organizations – 28.2% (17.9% of Total Investments)
3,150	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/27 at 100.00	Ba1	3,676,397
	Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
9,995	0.000%, 7/15/45	No Opt. Call	Ba1	4,197,100
29,145	0.010%, 7/15/47	No Opt. Call	Ba1	11,337,405
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School
	for Excellence, Series 2013A:
250	5.000%, 4/01/33	4/23 at 100.00	BBB–	271,605
2,535	5.500%, 4/01/43	4/23 at 100.00	BBB–	2,766,065
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College
	of New York, Series 2014:
1,000	5.250%, 11/01/29	11/24 at 100.00	BB	1,106,780
5,705	5.250%, 11/01/34	11/24 at 100.00	BB	6,251,425
1,500	5.000%, 11/01/39	11/24 at 100.00	BB	1,614,645
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
2,690	5.000%, 4/15/33	4/23 at 100.00	BB+	2,887,016
4,090	5.000%, 4/15/43	4/23 at 100.00	BB+	4,341,535
3,655	Dobbs Ferry Local Development Corporation, New York, Revenue Bonds, Mercy College	7/24 at 100.00	A	4,180,224
	Project, Series 2014, 5.000%, 7/01/44
4,990	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	5,557,662
	University, Series 2013A, 5.000%, 7/01/44
1,655	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/25 at 100.00	A–	1,959,669
	University, Series 2015A, 5.000%, 7/01/37
4,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	5,811,915
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
6,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School	No Opt. Call	A–	6,793,320
	of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and
	University System, Series 2014A:
1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	1,939,098
2,185	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,522,233
2,820	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,237,134

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
$ 3,095	5.000%, 7/01/31	7/25 at 100.00	Aa3	$ 3,724,028
3,465	5.000%, 7/01/33	7/25 at 100.00	Aa3	4,161,812
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2017A:
2,930	5.000%, 7/01/34	7/27 at 100.00	Aa3	3,699,594
1,625	5.000%, 7/01/46	7/27 at 100.00	Aa3	2,004,405
9,000	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series	7/29 at 100.00	A	10,576,620
	2020, 4.000%, 7/01/50
12,970	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	15,260,891
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan	3/20 at 100.00	Baa2	1,018,900
	College, Series 2009, 5.250%, 7/01/29
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2001-1:
1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	Aa2	1,804,785
5,000	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	Aa2	7,736,200
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2015A:
9,000	5.000%, 7/01/34	7/25 at 100.00	Aa2	10,894,860
8,955	5.000%, 7/01/45	7/25 at 100.00	Aa2	10,699,165
10,850	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	13,548,286
	2016A, 5.000%, 7/01/32
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2017A:
4,000	5.000%, 7/01/38	7/27 at 100.00	Aa2	5,065,160
5,620	5.000%, 7/01/39	7/27 at 100.00	Aa2	7,103,174
11,175	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/28 at 100.00	Aa2	14,247,901
	2018A, 5.000%, 7/01/48
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2019A:
5,000	5.000%, 7/01/42	7/29 at 100.00	Aa2	6,579,700
2,000	5.000%, 7/01/49	7/29 at 100.00	Aa2	2,603,640
2,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,	7/20 at 100.00	Aa1	2,837,548
	Cornell University, Series 2008C, 5.000%, 7/01/37
	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,
	Cornell University, Series 2010A:
5,000	5.000%, 7/01/35	7/20 at 100.00	Aa1	5,068,200
11,560	5.000%, 7/01/40	7/20 at 100.00	Aa1	11,716,754
	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 2015A:
800	5.000%, 7/01/39	7/24 at 100.00	A2	920,752
1,500	5.000%, 7/01/44	7/24 at 100.00	A2	1,715,550
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of
	Technology, Series 2006A:
2,500	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	2,536,475
2,000	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	2,117,560
3,900	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	Aa1	5,053,386
	Green Series 2019B, 5.000%, 7/01/50
	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College,
	Series 2010:
1,815	5.250%, 7/01/25	3/20 at 100.00	Ba1	1,819,211
2,000	5.250%, 7/01/35	7/20 at 100.00	Ba1	2,014,620

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 8,925	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	$ 10,085,785
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College	7/23 at 100.00	A+	1,120,330
	Project, Series 2013A, 5.000%, 7/01/39
7,695	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	8,171,474
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi
	University Project, Series 2013:
1,785	5.000%, 9/01/38	9/23 at 100.00	A–	2,009,357
1,785	5.000%, 9/01/43	9/23 at 100.00	A–	2,000,093
1,400	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint John	6/24 at 100.00	A–	1,654,044
	Fisher College, Series 2014A, 5.500%, 6/01/39
1,220	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	1,392,569
	Project, Series 2015A, 5.000%, 7/01/45
	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue
	Bonds, Queens Baseball Stadium Project, Series 2009:
930	6.125%, 1/01/29 – AGC Insured	3/20 at 100.00	AA	933,729
1,000	6.375%, 1/01/39 – AGC Insured	3/20 at 100.00	AA	1,003,960
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens
	Baseball Stadium Project, Series 2006:
6,815	5.000%, 1/01/31 – AMBAC Insured	3/20 at 100.00	BBB	6,894,395
5,000	5.000%, 1/01/36 – AMBAC Insured	3/20 at 100.00	BBB	5,058,400
1,030	4.750%, 1/01/42 – AMBAC Insured	3/20 at 100.00	BBB	1,042,051
14,500	5.000%, 1/01/46 – AMBAC Insured	3/20 at 100.00	BBB	14,669,650
4,730	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium	3/20 at 100.00	AA	4,776,638
	Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee
	Stadium Project, Series 2006:
4,280	5.000%, 3/01/31 – FGIC Insured	3/20 at 100.00	Baa1	4,319,761
31,650	5.000%, 3/01/36 – NPFG Insured	3/20 at 100.00	Baa1	31,945,294
20,210	4.500%, 3/01/39 – FGIC Insured	3/20 at 100.00	Baa1	20,397,953
3,400	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of	1/21 at 100.00	AA	3,512,948
	American Art, Series 2011, 5.000%, 7/01/31
6,825	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	7,282,616
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
5,130	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	5,482,585
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
1,450	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College	7/22 at 100.00	Baa2	1,564,652
	Project, Series 2012, 5.000%, 7/01/42
10,000	Onondaga County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse	12/29 at 100.00	AA–	13,066,700
	University Project, Series 2019, 5.000%, 12/01/45
1,000	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse	12/21 at 100.00	AA–	1,074,090
	University Project, Series 2011, 5.000%, 12/01/36
3,700	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic	9/20 at 100.00	A3	3,777,885
	Institute, Series 2010A, 5.125%, 9/01/40
350	Yonkers Economic Development Corporation, New York, Educational Revenue Bonds,	10/29 at 100.00	N/R	406,504
	Lamartine/Warburton LLC-Charter School of Educational Excellence Project, Series 2019A,
	5.000%, 10/15/49
364,185	Total Education and Civic Organizations			380,623,868

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Financials – 1.7% (1.1% of Total Investments)
$ 1,615	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A	$ 2,335,306
	Series 2005, 5.250%, 10/01/35
13,835	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	21,077,484
	Series 2007, 5.500%, 10/01/37
15,450	Total Financials			23,412,790
	Health Care – 2.5% (1.6% of Total Investments)
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, New York Methodist	7/24 at 100.00	A	1,443,575
	Hospital Project, Refunding Series 2014, 5.000%, 7/01/27
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical
	Center Obligated Group, Series 2017:
1,000	5.000%, 12/01/34, 144A	6/27 at 100.00	BBB–	1,214,970
300	5.000%, 12/01/36, 144A	6/27 at 100.00	BBB–	362,256
	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest
	Systems, Inc. Project, Series 2016B:
2,000	4.000%, 7/01/41	7/26 at 100.00	A–	2,249,640
7,940	5.000%, 7/01/46	7/26 at 100.00	A–	9,427,321
1,875	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	Aa1	1,963,012
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35
3,900	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/22 at 100.00	A–	4,238,091
	General Hospital Project, Series 2013A, 5.000%, 12/01/42
2,800	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/26 at 100.00	A–	3,381,308
	General Hospital Project, Series 2017, 5.000%, 12/01/46
5,585	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	A–	5,888,154
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28
565	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series	11/20 at 100.00	Baa2	584,453
	2010-C2, 6.125%, 11/01/37
2,260	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	11/25 at 100.00	Baa2	2,600,966
	Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46
29,475	Total Health Care			33,353,746
	Housing/Multifamily – 0.1% (0.0% of Total Investments)
1,040	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	5/20 at 100.00	AA+	1,046,854
	Bonds, Series 2010D-1A, 5.000%, 11/01/42
	Industrials – 3.2% (2.0% of Total Investments)
38,030	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	42,849,542
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	Long-Term Care – 0.2% (0.1% of Total Investments)
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	1,121,040
	Community Project, Series 2019, 5.000%, 1/01/50
1,225	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic	12/20 at 100.00	BBB–	1,272,542
	Landing At Southold, Inc. Project, Refunding Series 2010, 6.000%, 12/01/40
2,225	Total Long-Term Care			2,393,582
	Tax Obligation/General – 11.1% (7.1% of Total Investments)
11,365	Nassau County, New York, General Obligation Bonds, General Improvement Series 2018B,	7/28 at 100.00	AA	14,059,187
	5.000%, 7/01/49 – AGM Insured
	Nassau County, New York, General Obligation Bonds, General Improvement Series,
	Refunding 2016A:
5,860	5.000%, 1/01/31	1/26 at 100.00	A+	7,147,208
500	5.000%, 1/01/38	1/26 at 100.00	A+	600,200
5,030	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C,	4/26 at 100.00	A+	6,138,562
	5.000%, 4/01/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series A-1:
$ 6,085	5.000%, 10/01/31	10/22 at 100.00	Aa1	$ 6,743,762
1,000	5.000%, 10/01/33	10/22 at 100.00	Aa1	1,108,300
1,570	5.000%, 10/01/34	10/22 at 100.00	Aa1	1,738,539
8,665	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	8/22 at 100.00	Aa1	9,544,497
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I:
1,000	5.000%, 8/01/30	8/22 at 100.00	Aa1	1,101,500
2,000	5.000%, 8/01/31	8/22 at 100.00	Aa1	2,202,840
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
5,000	5.000%, 3/01/29	3/23 at 100.00	Aa1	5,614,450
3,400	5.000%, 3/01/31	3/23 at 100.00	Aa1	3,812,284
2,190	5.000%, 3/01/32	3/23 at 100.00	Aa1	2,453,216
1,000	5.000%, 3/01/33	3/23 at 100.00	Aa1	1,118,550
3,735	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	Aa1	4,262,980
8,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	Aa1	9,112,640
7,665	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/33	8/24 at 100.00	Aa1	8,997,407
9,600	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	Aa1	11,920,512
7,560	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 5.250%, 10/01/33	10/27 at 100.00	Aa1	9,873,587
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
7,000	5.000%, 3/01/37	3/28 at 100.00	Aa1	8,908,620
3,580	5.000%, 3/01/39	3/28 at 100.00	Aa1	4,531,994
11,355	5.000%, 3/01/41	3/28 at 100.00	Aa1	14,313,545
5	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/20 –	3/20 at 100.00	Aa1	5,016
	AGM Insured
	New York City, New York, General Obligation Bonds, Series 2011D-I:
2,785	5.000%, 10/01/30	10/21 at 100.00	Aa1	2,968,504
2,880	5.000%, 10/01/34	10/21 at 100.00	Aa1	3,071,837
1,740	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	Aa1	1,888,457
	5.000%, 4/01/28
747	Rensselaer County, New York, General Obligation Bonds, Series 1991, 6.700%, 2/15/21 –	No Opt. Call	AA	789,952
	AMBAC Insured
	Rochester, New York, General Obligation Bonds, Series 1999:
735	5.250%, 10/01/20 – NPFG Insured	No Opt. Call	AA–	753,941
735	5.250%, 10/01/21 – NPFG Insured	No Opt. Call	AA–	786,538
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	AA–	812,526
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	AA–	843,464
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	874,912
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	904,682
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	926,006
126,432	Total Tax Obligation/General			149,930,215
	Tax Obligation/Limited – 39.7% (25.2% of Total Investments)
105	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	3/20 at 100.00	AA	105,366
	Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2011C:
995	5.000%, 3/15/34	3/21 at 100.00	AA+	1,036,969
24,000	5.000%, 3/15/41	3/21 at 100.00	AA+	25,061,280
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2012D:
7,550	5.000%, 2/15/33	2/22 at 100.00	AA+	8,141,089
10,000	5.000%, 2/15/40	2/22 at 100.00	AA+	10,804,400
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2014A:
5,000	5.000%, 2/15/29	2/24 at 100.00	AA+	5,799,600
10,000	5.000%, 2/15/30	2/24 at 100.00	AA+	11,643,500

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/24 at 100.00	AA+	$ 8,057,140
	General Purpose Series 2014C Group C, 5.000%, 3/15/44
2,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/25 at 100.00	AA+	2,987,700
	General Purpose Series 2015A, 5.000%, 3/15/33
7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/27 at 100.00	AA+	9,303,300
	General Purpose, Series 2017A, 5.000%, 2/15/38
12,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	Aa1	16,026,375
	General Purpose, Series 2019A Bidding Group 2,3,4, 5.000%, 3/15/45
12,045	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	14,583,845
	2015B Group A,B&C, 5.000%, 3/15/36
3,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/27 at 100.00	AA+	3,774,240
	2017A, 5.000%, 3/15/37
10,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/28 at 100.00	AA+	11,558,600
	2018C, 4.000%, 3/15/45
1,080	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds,	5/23 at 100.00	AA	1,217,657
	Buffalo City School District, Refunding Series 2013A, 5.000%, 5/01/28
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
5,045	5.000%, 11/15/27	11/25 at 100.00	BB	5,976,206
6,770	5.000%, 11/15/34	11/25 at 100.00	BB	7,903,298
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture
	Fiscal 2017 Series A:
8,185	5.000%, 2/15/38	2/27 at 100.00	Aa2	10,208,332
21,015	5.000%, 2/15/45	2/27 at 100.00	Aa2	25,887,538
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
8,770	5.750%, 2/15/47	2/21 at 100.00	Aa2	9,158,599
5,735	5.250%, 2/15/47	2/21 at 100.00	Aa2	5,972,200
1,765	5.000%, 2/15/47 – AGM Insured	2/21 at 100.00	AA	1,829,193
3,675	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds,	5/23 at 100.00	AA	4,125,041
	Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28
2,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	3,283,500
	Fiscal 2018 Series Subseries S-4A, 5.250%, 7/15/36
5,625	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	7,234,762
	Fiscal 2018, Series 2017S-3, 5.250%, 7/15/45
7,945	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	10,241,502
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,
	Fiscal Series 2015S-1:
5,400	5.000%, 7/15/33	1/25 at 100.00	AA	6,462,126
5,360	5.000%, 7/15/43	1/25 at 100.00	AA	6,368,216
11,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	13,251,480
	Fiscal Series 2015S-2, 5.000%, 7/15/40
7,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	1/26 at 100.00	AA	8,501,475
	Fiscal Series 2016S-1, 4.000%, 7/15/40
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2012 Series E-1:
6,225	5.000%, 2/01/37	2/22 at 100.00	AAA	6,717,024
24,155	5.000%, 2/01/42	2/22 at 100.00	AAA	25,999,959
32,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/22 at 100.00	AAA	35,353,825
	Subordinate Fiscal 2012 Series F-1, 5.000%, 5/01/39
5,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/23 at 100.00	AAA	5,713,530
	Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29
13,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	15,599,143
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/37

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2015 Series B-1:
$ 5,000	5.000%, 8/01/33	8/24 at 100.00	AAA	$ 5,895,250
3,960	5.000%, 8/01/35	8/24 at 100.00	AAA	4,655,376
1,225	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/26 at 100.00	AAA	1,396,500
	Subordinate Fiscal 2017 Series A-1, 4.000%, 5/01/42
8,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/26 at 100.00	AAA	9,290,700
	Subordinate Fiscal 2017 Series B-1, 4.000%, 8/01/41
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2019 Series A-1:
1,375	5.000%, 8/01/38	8/28 at 100.00	AAA	1,756,920
4,000	5.000%, 8/01/40	8/28 at 100.00	AAA	5,089,000
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue
	Bonds, Subordinate Lien Series 2011C:
5,645	5.500%, 11/01/35	11/20 at 100.00	AAA	5,821,801
1,000	5.000%, 11/01/39	11/20 at 100.00	AAA	1,026,280
8,490	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	2/21 at 100.00	AAA	8,803,536
	Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35
	New York City, New York, Educational Construction Fund Revenue Bonds, Series 2011A:
18,575	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	N/R	19,562,633
4,000	5.750%, 4/01/41	4/21 at 100.00	Aa2	4,213,440
28,795	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,	No Opt. Call	AA+	28,900,966
	Series 2005B, 5.500%, 4/01/20 – AMBAC Insured
	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A:
1,600	5.000%, 3/15/29	9/20 at 100.00	AA+	1,635,776
1,945	5.000%, 3/15/30	9/20 at 100.00	AA+	1,988,490
1,920	New York State Urban Development Corporation, Revenue Bonds, State Facilities, Refunding	No Opt. Call	AA	1,927,354
	Series 1995, 5.700%, 4/01/20 – AGM Insured (UB) (5)
12,070	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	3/23 at 100.00	AA+	13,534,815
	General Purpose Series 2013C, 5.000%, 3/15/32
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
990	0.010%, 7/01/24	No Opt. Call	N/R	905,870
878	4.550%, 7/01/40	7/28 at 100.00	N/R	990,094
22,595	0.000%, 7/01/46	7/28 at 41.38	N/R	6,722,464
18,408	0.000%, 7/01/51	7/28 at 30.01	N/R	3,979,257
6,456	4.750%, 7/01/53	7/28 at 100.00	N/R	7,308,967
31,498	5.000%, 7/01/58	7/28 at 100.00	N/R	36,124,111
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable
	Restructured Cofina Project Series 2019A-2:
8,723	4.329%, 7/01/40	7/28 at 100.00	N/R	9,694,742
259	4.536%, 7/01/53	7/28 at 100.00	N/R	289,145
3,496	4.784%, 7/01/58	7/28 at 100.00	N/R	3,951,354
2,730	Suffolk County Judicial Facilities Agency, New York, Lease Revenue Bonds, H Lee Dennison	11/23 at 100.00	BBB+	3,042,012
	Building, Series 2013, 5.000%, 11/01/33
504,808	Total Tax Obligation/Limited			534,394,863
	Transportation – 19.2% (12.2% of Total Investments)
4,910	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue	1/27 at 100.00	A+	5,898,727
	Bonds, Series 2017, 5.000%, 1/01/47
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/26 at 100.00	AA–	11,969,700
	Climate Bond Certified Series 2016A-1, 5.000%, 11/15/46
15,905	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	AA–	18,843,608
	Climate Bond Certified Series 2020A-1, 4.000%, 11/15/45
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding
	Green Series 2016B:
1,815	4.000%, 11/15/34	11/26 at 100.00	AA–	2,097,178
4,000	5.000%, 11/15/35	11/26 at 100.00	AA–	4,930,240

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 13,950	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	AA–	$ 15,487,569
	Series 2012F, 5.000%, 11/15/30
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Series 2013E:
1,785	5.000%, 11/15/32	11/23 at 100.00	AA–	2,048,305
10,000	5.000%, 11/15/38	11/23 at 100.00	AA–	11,435,600
9,370	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/24 at 100.00	AA–	10,967,210
	2014B, 5.250%, 11/15/35
2,700	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/25 at 100.00	AA–	3,159,270
	2015A-1, 5.000%, 11/15/45
2,570	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	AA–	3,173,025
	2016C-1, 5.000%, 11/15/34
8,055	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	8,565,365
	Center Project, Series 2011, 5.000%, 11/15/44
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,
	Series 2016A:
2,000	5.000%, 1/01/36	1/26 at 100.00	A2	2,430,200
7,500	5.000%, 1/01/41	1/26 at 100.00	A2	9,033,675
1,285	5.000%, 1/01/46	1/26 at 100.00	A2	1,537,323
19,230	5.000%, 1/01/51	1/26 at 100.00	A2	22,897,738
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred
	Eighty-Forth Series 2014:
3,950	5.000%, 9/01/34	9/24 at 100.00	AA–	4,640,223
1,000	5.000%, 9/01/35	9/24 at 100.00	AA–	1,173,430
5,155	5.000%, 9/01/36	9/24 at 100.00	AA–	6,044,031
9,755	5.000%, 9/01/39	9/24 at 100.00	AA–	11,400,864
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred
	Eighty-Ninth Series 2015:
3,595	5.000%, 5/01/35	5/25 at 100.00	AA–	4,310,513
10,780	5.000%, 5/01/45	5/25 at 100.00	AA–	12,847,280
9,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	10/25 at 100.00	AA–	10,917,090
	Ninety-Fourth Series 2015, 5.250%, 10/15/55
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	AA–	2,287,840
	Seventy Ninth Series 2013, 5.000%, 12/01/43
1,515	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	AA–	1,792,018
	Eleventh Series 2018, 4.000%, 9/01/43
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	AA–	1,248,740
	Series 2017, 5.000%, 11/15/47
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Ninth
	Series 2018:
1,500	5.000%, 7/15/36	7/28 at 100.00	AA–	1,939,065
1,200	5.000%, 7/15/37	7/28 at 100.00	AA–	1,547,208
1,000	5.000%, 7/15/38	7/28 at 100.00	AA–	1,284,650
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	4/27 at 100.00	AA–	2,462,020
	Series 2017, 5.000%, 10/15/47
2,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	3/20 at 100.00	BBB+	2,611,125
	Terminal LLC Project, Eighth Series 2010, 6.500%, 12/01/28
1,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,887,315
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37
500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	11/27 at 100.00	AA–	631,005
	Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA
	Bridges & Tunnels, Series 2018A:
8,755	5.000%, 11/15/43	5/28 at 100.00	AA–	11,105,280
10,000	5.000%, 11/15/45	5/28 at 100.00	AA–	12,656,100
9,270	5.000%, 11/15/46	5/28 at 100.00	AA–	11,719,505

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 10,415	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/29 at 100.00	AA–	$ 13,405,146
	Bridges & Tunnels, Series 2019A, 5.000%, 11/15/49
5,480	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	A+	5,666,868
	Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured
216,945	Total Transportation			258,052,049
	U.S. Guaranteed – 13.1% (8.3% of Total Investments) (6)
5,315	Albany Capital Resource Corporation, New York, St Peter’s Hospital Project, Series 2011,	11/20 at 100.00	N/R	5,513,622
	6.125%, 11/15/30 (Pre-refunded 11/15/20)
	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds,
	Grasse River LLC at SUNY Canton Project Series 2010A:
1,000	5.000%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA	1,006,980
1,000	5.000%, 5/01/45 (Pre-refunded 5/01/20) – AGM Insured	5/20 at 100.00	AA	1,006,980
4,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/21 at 100.00	Aa2	5,026,593
	Dormitory Facilities, Series 2011A, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/22 at 100.00	Aa2	4,126,238
	Dormitory Facilities, Series 2012A, 5.000%, 7/01/37 (Pre-refunded 7/01/22)
14,585	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/23 at 100.00	Aa3	16,690,928
	Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27 (Pre-refunded 7/01/23)
	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred
	Heart, Series 2011:
1,000	5.625%, 11/01/35 (Pre-refunded 5/01/21) – AGM Insured	5/21 at 100.00	AA	1,057,570
5,980	5.750%, 11/01/40 (Pre-refunded 5/01/21) – AGM Insured	5/21 at 100.00	AA	6,332,880
875	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/20 at 100.00	A–	888,002
	Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)
4,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island	5/21 at 100.00	A–	4,196,600
	Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41 (Pre-refunded 5/01/21)
28,280	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/23 at 100.00	AA+	31,914,263
	2013A, 5.000%, 3/15/43 (Pre-refunded 3/15/23)
900	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/20 at 100.00	A–	914,391
	Systems Inc., Series 2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)
3,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 (Pre-refunded	10/20 at 100.00	AA	3,073,350
	10/01/20) – AGM Insured
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
14,260	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2	14,942,056
265	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2	276,422
85	5.000%, 2/15/47 (Pre-refunded 2/15/21) – AGM Insured	2/21 at 100.00	AA	88,463
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A	5,248,750
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
27,285	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/20 at 100.00	AA–	28,159,757
	2010D, 5.250%, 11/15/40 (Pre-refunded 11/15/20)
6,090	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	AA–	6,925,487
	2013B, 5.000%, 11/15/30 (Pre-refunded 5/15/23)
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	AA–	545,851
	2013C, 5.000%, 11/15/32 (Pre-refunded 5/15/23)
1,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	AA–	2,222,031
	2013D, 5.250%, 11/15/30 (Pre-refunded 11/15/23)
14,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	AA–	16,245,040
	2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)
4,355	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	11/20 at 100.00	N/R	4,494,055
	Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35 (Pre-refunded 11/01/20)

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 1,605	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	N/R	$ 1,747,107
	5.000%, 4/01/28 (Pre-refunded 4/01/22)
	Niagara Area Development Corporation, New York, Niagara University Project, Series 2012A:
600	5.000%, 5/01/35 (Pre-refunded 5/01/22)	5/22 at 100.00	BBB+	653,880
1,000	5.000%, 5/01/42 (Pre-refunded 5/01/22)	5/22 at 100.00	BBB+	1,089,800
955	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	N/R	1,008,642
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%,
	7/01/28 (Pre-refunded 7/01/21)
	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College,
	Series 2011:
1,390	5.500%, 7/01/33 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	N/R	1,445,072
1,000	5.250%, 7/01/36 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	N/R	1,037,560
4,000	5.375%, 7/01/41 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	N/R	4,154,360
4,485	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series	11/20 at 100.00	N/R	4,644,845
	2010-C2, 6.125%, 11/01/37 (Pre-refunded 11/01/20)
163,190	Total U.S. Guaranteed			176,677,575
	Utilities – 11.9% (7.6% of Total Investments)
2,450	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue	3/20 at 100.00	Baa2	2,458,306
	Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42
1,045	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	1,136,438
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
8,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	7,609,520
8,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	7,484,160
20,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	18,394,800
10,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	9,017,400
15,000	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA	13,212,450
10,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA	8,597,000
2,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	2,985,363
	2014A, 5.000%, 9/01/44
6,520	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	8,004,278
	2017, 5.000%, 9/01/47
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015:
5,090	5.000%, 12/15/36	12/25 at 100.00	AAA	6,231,585
8,925	5.000%, 12/15/37	12/25 at 100.00	AAA	10,901,441
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
9,500	5.000%, 12/15/32	12/23 at 100.00	AAA	10,981,240
22,290	5.000%, 12/15/41	12/23 at 100.00	AAA	25,607,421
7,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A,	6/26 at 100.00	AAA	8,691,690
	5.000%, 12/15/35
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B:
3,750	5.000%, 12/15/33	6/26 at 100.00	AAA	4,667,587
3,575	5.000%, 12/15/34	6/26 at 100.00	AAA	4,446,192
3,275	5.000%, 12/15/35	6/26 at 100.00	AAA	4,066,469
5,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017,	12/27 at 100.00	AAA	6,417,500
	5.000%, 12/15/39
152,010	Total Utilities			160,910,840
	Water and Sewer – 20.1% (12.8% of Total Investments)
5,160	New York City Municipal Water Finance Authority, New York, Water and Sewer System	12/21 at 100.00	AA+	5,525,534
	Revenue Bonds, Second General Resolution, Fiscal 2012 Series BB, 5.000%, 6/15/44
4,085	New York City Municipal Water Finance Authority, New York, Water and Sewer System	6/23 at 100.00	AA+	4,627,896
	Second General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System	6/24 at 100.00	AA+	11,712,400
	Second General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System	6/25 at 100.00	AA+	$ 6,000,400
	Second General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/39
15,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/26 at 100.00	AA+	18,288,900
	General Resolution Revenue Bonds, Fiscal 2017 Series CC-1, 5.000%, 6/15/46
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second
	General Resolution Revenue Bonds, Fiscal 2018 Series AA:
5,000	5.000%, 6/15/37	6/27 at 100.00	AA+	6,341,350
3,000	5.000%, 6/15/38	6/27 at 100.00	AA+	3,796,890
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	3,745,860
	General Resolution Revenue Bonds, Fiscal 2018 Series CC-1, 5.000%, 6/15/48
25,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	31,619,500
	General Resolution Revenue Bonds, Fiscal 2018 Series DD-2, 5.000%, 6/15/48 (UB)
1,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	1,791,426
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second
	General Resolution Revenue Bonds, Fiscal 2018 Series FF:
13,815	5.000%, 6/15/38	6/28 at 100.00	AA+	17,676,154
10,000	5.000%, 6/15/40	6/28 at 100.00	AA+	12,740,700
9,205	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/29 at 100.00	AA+	12,002,860
	General Resolution Revenue Bonds, Fiscal 2019 Series FF-2, 5.000%, 6/15/40
10,000	New York City Municipal Water Finance Authority, Water and Sewer System Second general	12/29 at 100.00	AA+	12,976,800
	Resolution Revenue Bonds, Fiscal 2020 Series BB-1, 5.000%, 6/15/49
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water
	Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects,
	Second Resolution:
2,580	5.000%, 6/15/30	6/24 at 100.00	AAA	3,027,914
3,110	5.000%, 6/15/36	6/25 at 100.00	AAA	3,744,253
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,:
7,350	5.000%, 6/15/42	6/27 at 100.00	AAA	9,142,885
3,500	5.000%, 6/15/42	6/27 at 100.00	AAA	4,353,755
1,940	4.000%, 6/15/46	6/26 at 100.00	AAA	2,240,002
4,000	5.000%, 6/15/47	6/27 at 100.00	AAA	4,942,760
13,500	5.000%, 6/15/47 (UB) (5)	6/27 at 100.00	AAA	16,681,815
10,430	5.000%, 6/15/48	6/28 at 100.00	AAA	13,237,756
22,340	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	5/24 at 100.00	AAA	25,766,509
	Bonds, 2010 Master Financing Program, Green Series 2014B, 5.000%, 5/15/44
5,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	8/26 at 100.00	AAA	6,137,100
	Bonds, 2010 Master Financing Program, Green Series 2016B, 5.000%, 8/15/41
3,845	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	4/20 at 100.00	AAA	3,863,264
	Bonds, 2010 Master Financing Program, Series 2010C, 5.000%, 10/15/35
3,095	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	2/22 at 100.00	AAA	3,334,182
	Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A:
1,160	6.125%, 7/01/24	No Opt. Call	Ca	1,278,900
1,825	6.000%, 7/01/44	3/20 at 100.00	Ca	1,898,000
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
985	5.500%, 7/01/28	7/22 at 100.00	Ca	1,076,113
3,640	5.750%, 7/01/37	7/22 at 100.00	Ca	3,994,900
2,975	6.000%, 7/01/47	7/22 at 100.00	Ca	3,272,500
7,020	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2015A,	6/25 at 100.00	AAA	8,624,000
	5.250%, 6/01/36

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 29, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue	No Opt. Call	A1	$ 2,163,212
	Bonds, Series 2000, 0.000%, 4/01/23 – AMBAC Insured
	Western Nassau County Water Authority, New York, Water System Revenue Bonds, Series 2015A:
1,325	5.000%, 4/01/40	4/25 at 100.00	AA–	1,564,679
1,950	5.000%, 4/01/45	4/25 at 100.00	AA–	2,282,516
223,465	Total Water and Sewer			271,473,685
$ 1,930,095	Total Long-Term Investments (cost $1,908,581,769)			2,121,454,128
	Floating Rate Obligations – (2.4)%			(32,240,000)
	Borrowings – (2.0)% (7)			(27,400,000)
	MuniFund Preferred Shares, net of deferred offering costs – (5.9)% (8)			(79,541,724)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (49.1)% (9)			(661,269,042)
	Other Assets Less Liabilities – 2.0%			26,967,852
	Net Asset Applicable to Common Shares – 100%			$ 1,347,971,214

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	Borrowings as a percentage of Total Investments is 1.3%.
(8)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 3.7%.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 31.2%.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
February 29, 2020

	NNY	NYV	NAN	NRK
Assets
Long-term investments, at value (cost $143,936,694, $29,700,263
$686,610,410 and $1,908,581,769 respectively)	$158,623,794	$34,131,825	$755,648,348	$2,121,454,128
Short-term investments, at value (cost approximates value)	525,000	3,330,000	—	—
Cash	240,248	469,083	—	—
Receivable for:
Interest	1,644,965	388,196	8,604,303	22,617,649
Investments sold	582,056	141,718	2,979,285	9,826,413
Other assets	60	15	144,331	776,169
Total assets	161,616,123	38,460,837	767,376,267	2,154,674,359
Liabilities
Cash overdraft	—	—	1,127,085	965,671
Borrowings	—	—	—	27,400,000
Floating rate obligations	1,840,000	—	34,300,000	32,240,000
Payable for:
Dividends	395,788	76,892	1,352,439	3,725,801
Interest	12,951	—	197,929	117,269
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $147,000,000 and $—,
respectively)	—	—	146,901,496	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering
costs (liquidation preference $—, $—, $— and $80,000,000, respectively)	—	—	—	79,541,724
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $—, $—, $89,000,000 and $663,800,000,
respectively)	—	—	88,091,241	661,269,042
Accrued expenses:
Management fees	58,239	16,614	357,927	941,861
Custodian fees	14,220	7,239	35,882	78,712
Directors/Trustees fees	539	130	84,329	327,247
Professional fees	24,142	23,685	28,542	33,685
Other	18,272	7,208	16,489	62,133
Total liabilities	2,364,151	131,768	272,493,359	806,703,145
Net assets applicable to common shares	$159,251,972	$38,329,069	$494,882,908	$1,347,971,214
Common shares outstanding	15,231,290	2,349,612	30,851,332	87,235,304
Net asset value (“NAV”) per common share outstanding	$10.46	$16.31	$16.04	$15.45

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$152,313	$23,496	$308,513	$872,353
Paid-in-surplus	145,386,454	33,599,476	435,768,099	1,173,852,446
Total distributable earnings	13,713,205	4,706,097	58,806,296	173,246,415
Net assets applicable to common shares	$159,251,972	$38,329,069	$494,882,908	$1,347,971,214
Authorized shares:
Common	250,000,000	Unlimited	Unlimited	Unlimited
Preferred	N/A	N/A	Unlimited	Unlimited
N/A – Fund is not authorized to issue preferred shares.

See accompanying notes to financial statements.

Statement of Operations

Year Ended February 29, 2020

	NNY	NYV	NAN	NRK
Investment Income	$6,243,010	$1,294,228	$29,545,826	$80,093,994
Expenses
Management fees	737,996	207,510	4,425,761	11,486,076
Interest expense and amortization of offering costs	35,126	—	5,571,484	11,880,521
Liquidity fees	—	—	691,180	4,992,281
Remarketing fees	—	—	47,838	762,361
Custodian fees	28,137	14,728	78,683	192,511
Directors/Trustees fees	4,042	974	18,611	53,295
Professional fees	32,902	26,932	66,848	251,958
Shareholder reporting expenses	20,300	8,888	37,631	73,472
Shareholder servicing agent fees	12,188	136	28,406	30,721
Stock exchange listing fees	16,888	6,896	8,711	24,645
Investor relations expenses	6,400	1,561	26,808	75,754
Other	16,457	11,262	75,827	200,920
Total expenses	910,436	278,887	11,077,788	30,024,515
Net investment income (loss)	5,332,574	1,015,341	18,468,038	50,069,479
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	252,436	836,215	2,074,615	7,134,518
Change in net unrealized appreciation (depreciation) of investments	8,646,627	2,071,166	38,930,384	106,103,002
Net realized and unrealized gain (loss)	8,899,063	2,907,381	41,004,999	113,237,520
Net increase (decrease) in net assets applicable to common shares
from operations	$14,231,637	$3,922,722	$59,473,037	$163,306,999

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NNY		NYV
	Year Ended	Year Ended	Year Ended	Year Ended
	2/29/20	2/28/19	2/29/20	2/28/19
Operations
Net investment income (loss)	$5,332,574	$5,415,725	$1,015,341	$1,248,838
Net realized gain (loss) from:
Investments	252,436	648,737	836,215	(97,223)
Swaps	—	—	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	8,646,627	382,665	2,071,166	610,192
Swaps	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares
from operations	14,231,637	6,447,127	3,922,722	1,761,807
Distributions to Common Shareholders
Dividends	(5,389,360)	(5,478,716)	(1,645,669)	(1,198,302)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(5,389,360)	(5,478,716)	(1,645,669)	(1,198,302)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	128,734	—	—	—
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	128,734	—	—	—
Net increase (decrease) in net assets
applicable to common shares	8,971,011	968,411	2,277,053	563,505
Net assets applicable to common
shares at the beginning of period	150,280,961	149,312,550	36,052,016	35,488,511
Net assets applicable to common
shares at the end of period	$159,251,972	$150,280,961	$38,329,069	$36,052,016

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	NAN		NRK
	Year Ended	Year Ended	Year Ended	Year Ended
	2/29/20	2/28/19	2/29/20	2/28/19
Operations
Net investment income (loss)	$18,468,038	$18,781,818	$50,069,479	$49,761,231
Net realized gain (loss) from:
Investments	2,074,615	458,444	7,134,518	(3,649,148)
Swaps	—	—	—	719,434
Change in net unrealized appreciation
(depreciation) of:
Investments	38,930,384	(184,137)	106,103,002	9,909,799
Swaps	—	—	—	(627,281)
Net increase (decrease) in net assets
applicable to common shares
from operations	59,473,037	19,056,125	163,306,999	56,114,035
Distributions to Common Shareholders
Dividends	(17,770,367)	(17,862,975)	(47,107,066)	(47,247,461)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(17,770,367)	(17,862,975)	(47,107,066)	(47,247,461)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	—	(3,387,483)	—	(4,453,608)
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	(3,387,483)	—	(4,453,608)
Net increase (decrease) in net assets
applicable to common shares	41,702,670	(2,194,333)	116,199,933	4,412,966
Net assets applicable to common
shares at the beginning of period	453,180,238	455,374,571	1,231,771,281	1,227,358,315
Net assets applicable to common
shares at the end of period	$494,882,908	$453,180,238	$1,347,971,214	$1,231,771,281

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended February 29, 2020

	NAN	NRK
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$59,473,037	$163,306,999
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by
(used in) operating activities:
Purchases of investments	(60,497,610)	(274,201,638)
Proceeds from sales and maturities of investments	59,203,243	246,450,265
Taxes paid	(7,987)	(7,947)
Amortization (Accretion) of premiums and discounts, net	4,057,491	7,027,238
Amortization of deferred offering costs	128,058	137,305
(Increase) Decrease in:
Receivable for interest	(238,874)	(478,043)
Receivable for investments sold	(2,979,285)	(9,826,413)
Other assets	(18,110)	(61,240)
Increase (Decrease) in:
Payable for interest	(98,596)	117,269
Payable for offering costs	(68,288)	—
Accrued management fees	24,753	65,731
Accrued custodian fees	16,924	26,480
Accrued Directors/Trustees fees	15,575	60,547
Accrued professional fees	(16)	(1,947)
Accrued other expenses	(56,058)	(121,082)
Net realized (gain) loss from investments	(2,074,615)	(7,134,518)
Change in net unrealized (appreciation) depreciation of investments	(38,930,384)	(106,103,002)
Net cash provided by (used in) operating activities	17,949,258	19,256,004
Cash Flows from Financing Activities:
Proceeds from borrowings	1,905,268	87,185,016
Repayments for borrowings	(1,905,268)	(59,785,016)
Increase (Decrease) in cash overdraft	(162,665)	965,671
Repayments of floating rate obligations	—	(1,360,000)
Cash distributions paid to common shareholders	(17,786,593)	(47,087,210)
Net cash provided by (used in) financing activities	(17,949,258)	(20,081,539)
Net Increase (Decrease) in Cash	—	(825,535)
Cash at the beginning of period	—	825,535
Cash at the end of period	$—	$—

Supplemental Disclosure of Cash Flow Information	NAN	NRK
Cash paid for interest (excluding amortization of offering costs)	$5,606,000	$11,625,948

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
NNY
Year Ended 2/28-2/29:
2020	$9.87	$0.35	$0.59	$0.94	$(0.35)	$—	$(0.35)	$10.46	$10.36
2019	9.81	0.36	0.06	0.42	(0.36)	—	(0.36)	9.87	9.67
2018	9.89	0.37	(0.07)	0.30	(0.38)	—	(0.38)	9.81	9.26
2017(d)	10.33	0.16	(0.44)	(0.28)	(0.16)	—	(0.16)	9.89	9.70
Year Ended 9/30:
2016	10.01	0.41	0.30	0.71	(0.39)	—	(0.39)	10.33	10.33
2015	10.08	0.40	(0.08)	0.32	(0.39)	—	(0.39)	10.01	9.71

NYV
Year Ended 2/28-2/29:
2020	15.34	0.43	1.25	1.68	(0.47)	(0.24)	(0.71)	16.31	14.77
2019	15.10	0.53	0.22	0.75	(0.51)	—	(0.51)	15.34	13.68
2018	15.46	0.55	(0.21)	0.34	(0.59)	(0.11)	(0.70)	15.10	13.78
2017(d)	16.14	0.25	(0.64)	(0.39)	(0.29)	—	(0.29)	15.46	14.87
Year Ended 9/30:
2016	15.89	0.81	0.07	0.88	(0.63)	—	(0.63)	16.14	15.90
2015	15.94	0.67	(0.08)	0.59	(0.64)	—	(0.64)	15.89	14.85

(a)
Total Return Based on Common share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(b)		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

9.72%	10.93%	$159,252	0.59%		3.45%		7%
4.37	8.52	150,281	0.59		3.63		17
3.01	(0.80)	149,313	0.60		3.69		12
(2.71)	(4.54)	150,358	0.63	*	3.77	*	14

7.23	10.56	156,939	0.60		4.04		15
3.22	4.05	152,137	0.60		3.98		31

11.11	13.32	38,329	0.75		2.73		17
5.05	3.08	36,052	0.75		3.50		34
2.17	(2.83)	35,489	0.75		3.53		27
(2.41)	(4.67)	36,329	0.85	*	3.90	*	13

5.62	11.45	37,927	0.76		5.01		8
3.74	7.34	37,326	0.75		4.19		11

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NNY		NYV
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2020	0.02%	2020	—%
2019	0.02	2019	—
2018	0.03	2018	—
2017(d)	0.03*	2017(d)	—
Year Ended 9/30:		Year Ended 9/30:
2016	0.02	2016	—
2015	0.01	2015	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(d)	For the five months ended February 28, 2017.
*	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains		Total	Discount per Share Repur- chased and Retired		Ending NAV	Ending Share Price
NAN
Year Ended 2/28-2/29:
2020	$14.69	$0.60	$1.33	$1.93	$(0.58)	$—		$(0.58)	$—		$16.04	$14.43
2019	14.63	0.61	0.01	0.62	(0.58)	—		(0.58)	0.02		14.69	12.87
2018	14.85	0.67	(0.19)	0.48	(0.70)	—		(0.70)	—		14.63	13.02
2017(e)	15.78	0.29	(0.92)	(0.63)	(0.30)	—		(0.30)	—		14.85	13.75
Year Ended 9/30:
2016	15.26	0.76	0.55	1.31	(0.79)	—	*	(0.79)	—		15.78	15.33
2015	15.36	0.71	(0.04)	0.67	(0.77)	—		(0.77)	—	*	15.26	13.42

NRK
Year Ended 2/28-2/29:
2020	14.12	0.57	1.30	1.87	(0.54)	—		(0.54)	—		15.45	13.72
2019	14.01	0.57	0.07	0.64	(0.54)	—		(0.54)	0.01		14.12	12.36
2018	14.21	0.62	(0.20)	0.42	(0.62)	—		(0.62)	—		14.01	12.31
2017(e)	15.17	0.27	(0.96)	(0.69)	(0.27)	—		(0.27)	—		14.21	12.93
Year Ended 9/30:
2016	14.36	0.69	0.82	1.51	(0.70)	—		(0.70)	—		15.17	14.12
2015	14.39	0.72	(0.02)	0.70	(0.73)	—		(0.73)	—		14.36	12.59

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

Based on NAV(a)	Based on Share Price(a)	Ending Net Assets (000)	Expenses(c)		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

13.33%	16.81%	$494,883	2.34%		3.90%		8%
4.46	3.49	453,180	2.45		4.16		23
3.19	(0.44)	455,375	2.10		4.43		14
(3.97)	(8.32)	462,128	2.01	**	4.74	**	20

8.77	20.51	491,272	1.62		4.86		16
4.47	6.53	474,842	1.70		4.71		17

13.47	15.57	1,347,971	2.33		3.89		12
4.75	5.01	1,231,771	2.51		4.08		21
2.90	(0.18)	1,227,358	2.13		4.28		13
(4.52)	(6.49)	1,244,673	2.03	**	4.60	**	13

10.71	18.04	1,329,069	1.55		4.66		10
4.98	4.06	1,257,927	1.43		5.01		18

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred (as further described below) on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NAN		NRK
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2020	1.33%	2020	1.37%
2019	1.42	2019	1.52
2018	1.07	2018	1.14
2017(e)	0.96**	2017(e)	1.02**
Year Ended 9/30:		Year Ended 9/30:
2016	0.65	2016	0.62
2015	0.50	2015	0.48

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

(e)	For the five months ended February 28, 2017.
**	Annualized.

See accompanying notes to financial statements.

Financial Highlights (continued)

	iMTP Shares at the End of Period		MFP Shares at the End of Period		AMTP Shares at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period		iMTP, MFP, AMTP, VMTP and/or VRDP Shares at the End of Period
	Aggregate Amount Out- standing (000)	Asset Coverage Per $5,000 Share	Aggregate Amount Out- standing (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Out- standing (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Out- standing (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Out- standing (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
NAN
Year Ended 2/28-2/29:
2020	$—	$—	$—	$—	$147,000	$309,696	$—	$—	$89,000	$309,696	$3.10
2019	—	—	—	—	147,000	292,026	—	—	89,000	292,026	2.92
2018	—	—	—	—			147,000	292,955	89,000	292,955	2.93
2017(a)	—	—	—	—	—	—	147,000	295,834	89,000	295,834	2.96
Year Ended 9/30:
2016	—	—	—	—	—	—	147,000	308,166	89,000	308,166	3.08
2015	—	—	—	—	—	—	94,000	359,477	89,000	359,477	3.59

NRK
Year Ended 2/28-2/29:
2020	—	—	80,000	281,228	—	—	—	—	663,800	281,228	2.81
2019	—	—	80,000	265,605	—	—	—	—	663,800	265,605	2.66
2018	—	—	80,000	265,012	—	—	—	—	663,800	265,012	2.65
2017(a)	79,000	13,378	—	—	—	—	—	—	663,800	267,565	2.68
Year Ended 9/30:
2016	79,000	13,946	—	—	—	—	—	—	663,800	278,927	2.79
2015	79,000	16,077	—	—	—	—	—	—	488,800	321,544	3.22

(a) For the five months ended February 28, 2017.

See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen New York Municipal Value Fund, Inc. (NNY)
•	Nuveen New York Municipal Value Fund 2 (NYV)
•	Nuveen New York Quality Municipal Income Fund (NAN)
•	Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NNY was incorporated under the state laws of Minnesota on July 14, 1987. NYV, NAN and NRK were organized as Massachusetts business trusts on January 26, 2009, December 1, 1998 and April 9, 2002, respectively.
The end of the reporting period for the Funds is February 29, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended February 29, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
2. Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to Financial Statements (continued)
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds’ financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds’ financial statements.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds’ investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NNY	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$158,623,794	$—	$158,623,794
Short-Term Investments*:
Municipal Bonds	—	525,000	—	525,000
Total	$—	$159,148,794	$—	$159,148,794
NYV
Long-Term Investments*:
Municipal Bonds	$—	$34,131,825	$—	$34,131,825
Short-Term Investments*:
Municipal Bonds	—	3,330,000	—	3,330,000
Total	$—	$37,461,825	$—	$37,461,825
NAN
Long-Term Investments*:
Municipal Bonds	$—	$755,648,348	$—	$755,648,348
NRK
Long-Term Investments*:
Municipal Bonds	$—	$2,121,454,128	$—	$2,121,454,128

*   Refer to the Fund’s Portfolio of Investments for industry classifications.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

Notes to Financial Statements (continued)
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NNY	NYV	NAN	NRK
Floating rate obligations: self-deposited Inverse Floaters	$1,840,000	$—	$34,300,000	$32,240,000
Floating rate obligations: externally-deposited Inverse Floaters	—	—	18,750,000	—
Total	$1,840,000	$—	$53,050,000	$32,240,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NNY	NYV	NAN	NRK
Average floating rate obligations outstanding	$1,840,000	$—	$34,300,000	$32,355,191
Average annual interest rate and fees	1.91%	—%	1.89%	1.92%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NNY	NYV	NAN	NRK
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$1,840,000	$—	$34,300,000	$32,240,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	13,950,000	—
Total	$1,840,000	$—	$48,250,000	$32,240,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NNY	NYV	NAN	NRK
Purchases	$11,657,550	$5,993,058	$60,497,610	$274,201,638
Sales and maturities	11,208,679	6,582,662	59,203,243	246,450,265

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of

Notes to Financial Statements (continued)
any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NNY		NAN		NRK
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/29/20	2/28/19	2/29/20	2/28/19	2/29/20	2/28/19
Common shares:
Issued to shareholders due to reinvestment of distributions	12,634	—	—	—	—	—
Repurchased and retired	—	—	—	(275,214)	—	(383,200)
Weighted average common share:
Price per share repurchased and retired	—	—	—	$12.29	—	$11.60
Discount per share repurchased and retired	—	—	—	15.03%	—	15.49%

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
NAN has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of NAN’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference
				net of
		Shares	Liquidation	deferred
Fund	Series	Outstanding	Preference	offering costs
NAN	2028	1,470	$147,000,000	$146,901,496

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NAN	360-day	2028	December 1, 2028*	November 30, 2019

* Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NAN
Average liquidation preference of AMTP Shares outstanding	$147,000,000
Annualized dividend rate	2.38%

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
MuniFund Preferred Shares
NRK has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
•
Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
The Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•
Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.
The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•
Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

Notes to Financial Statements (continued)
For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as deferred charges which are amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, details of the Fund’s MFP Shares outstanding were as follows:

			Liquidation
			Preference,
		Shares	net of deferred	Liquidation	Term		Mode
Fund	Series	Outstanding	offering costs	Preference	Redemption Date	Mode	Termination Date
NRK	A	800	$79,541,724	$80,000,000	May 1, 2047	VRRM	May 1, 2047

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NRK
Average liquidation preference of MFP Shares outstanding	$80,000,000
Annualized dividend rate	1.68%

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, NAN and NRK had $88,091,241 and $661,269,042 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fees*	Preference	Maturity
NAN	1	890	0.05%	$89,000,000	March 1, 2040
NRK
	1	1,123	0.08%	$112,300,000	August 1, 2040
	2	1,648	0.08%	$164,800,000	August 1, 2040
	3	1,617	0.08%	$161,700,000	December 1, 2040
	4	500	0.10%	$50,000,000	June 1, 2040
	5	1,750	0.05%	$175,000,000	June 1, 2046

* Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAN	NRK
Average liquidation preference of VRDP Shares outstanding	$89,000,000	$663,800,000
Annualized dividend rate	1.49%	1.44%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2019
NAN	Series	Shares	Amount
VMTP Shares redeemed	2019	(1,470)	$(147,000,000)

Transactions in AMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2019
NAN	Series	Shares	Amount
AMTP Shares issued	2028	1,470	$147,000,000

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of NRK the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Notes to Financial Statements (continued)
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of February 29, 2020.

	NNY	NYV	NAN	NRK
Tax cost of investments	$142,562,232	$32,820,778	$652,104,757	$1,875,791,144
Gross unrealized:
Appreciation	$14,932,937	$4,661,998	$69,985,880	$214,184,817
Depreciation	(186,412)	(20,951)	(742,257)	(761,781)
Net unrealized appreciation (depreciation) of investments	$14,746,525	$4,641,047	$69,243,623	$213,423,036

Permanent differences, primarily due to federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 29, 2020, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 29, 2020, the Funds’ tax year end, were as follows:

	NNY	NYV	NAN	NRK
Undistributed net tax-exempt income[1]	$458,762	$1,086	$1,815,303	$3,539,423
Undistributed net ordinary income[2]	4,426	—	109,019	167,566
Undistributed net long-term capital gains	—	143,851	—	—

[1] Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2020, and paid on March 2, 2020.
[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 29, 2020 and February 28, 2019 was designated for purposes of the dividends paid deduction as follows:

2020	NNY	NYV	NAN	NRK
Distributions from net tax-exempt income[3]	$5,036,413	$1,078,044	$22,519,144	$57,391,580
Distributions from net ordinary income[2]	383,031	34,498	408,337	836,663
Distributions from net long-term capital gains[4]	—	553,099	—	—

2019	NNY	NYV	NAN	NRK
Distributions from net tax-exempt income	$5,430,441	$1,193,590	$22,899,246	$59,010,927
Distributions from net ordinary income[2]	48,275	4,712	64,052	20,610
Distributions from net long-term capital gains	—	—	—	—

[2] Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3] The Funds hereby designate these amounts paid during the fiscal year ended February 29, 2020, as Exempt Interest Dividends.
[4] The Funds hereby designate as long-term capital gain dividend, pursuant to the Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 29, 2020.

As of February 29, 2020, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NNY	NAN[5]	NRK
Not subject to expiration:
Short-term	$1,070,031	$10,754,128	$37,364,946
Long-term	—	126,657	2,593,075
Total	$1,070,031	$10,880,785	$39,958,021

[5] A portion of NAN’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended February 29, 2020, the Funds utilized capital loss carryforwards as follows:

	NNY	NYV	NAN	NRK
Utilized capital loss carryforwards	$284,274	$141,481	$2,187,576	$8,779,012

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NNY a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
NNY pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.
The annual fund-level fee, payable monthly, for each Fund (excluding NNY) is calculated according to the following schedules:

NYV
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NAN
NRK
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NNY and NYV):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of February 29, 2020, the complex-level fee for each Fund was 0.1554%.

Notes to Financial Statements (continued)
Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NNY	NYV	NAN	NRK
Purchases	$2,293,813	$600,000	$—	$700,000
Sales	363,237	700,000	2,911,575	11,089,234

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. The Funds’ maximum outstanding balances during the utilization period were as follows:

	NYV	NAN	NRK
Maximum outstanding balance	$31,409	$1,905,268	$27,400,000

During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NYV	NAN	NRK
Utilization period (days outstanding)	2	2	38
Average daily balance outstanding	$31,409	$1,905,268	$11,957,106
Average annual interest rate	2.76%	2.76%	3.06%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities. NNY did not utilize this facility during the current fiscal period.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. Subsequent Events
Other Matters
Subsequent to the current fiscal period, the COVID-19 outbreak was declared a pandemic by the World Health Organization. The COVID-19 coronavirus pandemic was first detected in China in December 2019 and subsequently spread internationally. Containment efforts around the world have halted business and manufacturing operations and restricted people’s movement and travel. The virus and those containment efforts have caused disruptions to global supply chains, consumer demand, business investment and the global financial system. The impact of the coronavirus may last for an extended period of time and has resulted in substantial market volatility and has resulted in significant economic downturn. The potential impact to the Funds is uncertain at this time and management continues to monitor and evaluate the situation.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Additional Fund Information (Unaudited)

Board of Directors/Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NNY	NYV	NAN	NRK
Common shares repurchased	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (Unaudited) (continued)
■
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director,
1959			Quality Control Corporation (since 2012); member: Catalyst Schools of
333 W. Wacker Drive	Chairman and	2008	Chicago Board (since 2008) and Mather Foundation Board (since 2012),	156
Chicago, IL 6o6o6	Board Member	Class II	and chair of its Investment Committee; formerly, Director, Fulcrum IT
Services LLC (2010- 2019); formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly,
Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust
Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern
Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, a private philanthropic corporation; Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	156
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of
Coe College and the Iowa College Foundation; formerly, President
Pro-Tem of the Board of Regents for the State of Iowa University System;
formerly, Director, Alliant Energy and The Gazette Company; formerly,
Director, Federal Reserve Bank of Chicago; formerly, President and Chief
Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	156
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., a provider of	156
Chicago, IL 6o6o6		Class III	solutions and services to facilitate electronic payment transactions;
formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant
(2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing
Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications (1999- 2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (since 2008), a private firm
1962			which develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients; served on The President’s Council of Fordham University (2010-	156
Chicago, IL 6o6o6		Class II	2019) and previously a Director of the Curran Center for Catholic
American Studies (2009- 2018); formerly, senior external advisor to the
Financial Services practice of Deloitte Consulting LLP. (2012-2014); former
Chair of the Board of Trustees of Marian University (2010-2014 as trustee,
2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO
Bank N.V., North America, and Global Head of the Financial Markets
Division (2007-2008), with various executive leadership roles in ABN
AMRO Bank N.V. between 1996 and 2007.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013); formerly, Board Member,
1947			U.S. Endowment for Forestry and Communities (2013-2019); formerly,
333 W. Wacker Drive	Board Member	1997	Executive Director (1994-2012), Gaylord and Dorothy Donnelley	156
Chicago, IL 6o6o6		Class I	Foundation; prior thereto, Executive Director, Great Lakes Protection
Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe,
333 W. Wacker Drive	Board Member	2007	Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010);	156
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	156
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New
York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal
333 W. Wacker Drive	Board Member	2017	Executive Officer (2013-2016), and Senior Vice President and Chief	156
Chicago, IL 6o6o6		Class II	Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc.
(formerly, JPMorgan Funds Management, Inc. and formerly, One Group
Administrative Services) and JPMorgan Distribution Services, Inc.
(formerly, One Group Dealer Services, Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since
333 W. Wacker Drive	Administrative	2007	2017), formerly, Managing Director (2014-2017) of Nuveen Fund
Chicago, IL 6o6o6	Officer		Advisors, LLC.

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President
1979			(2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing
333 W. Wacker Drive	Vice President	2016	Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

■ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of
1963			Nuveen (since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director
1974			(since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment
333 W. Wacker Drive	Vice President	2019	Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

■ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior
1963			Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief
8500 Andrew Carnegie Blvd.	Vice President	2019	Investment and Model Risk Officer, Wealth & Investment Management Division,
Charlotte, NC 28262			Wells Fargo Bank (NA) (from 2013-2019).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice
333 W. Wacker Drive	and Assistant	2007	President (2016-2017) and Managing Director and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(2008-2016); Senior Managing Director (since 2017) and Assistant
Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive
Vice President (2016-2017) and Managing Director (2008-2016); Senior
Managing Director (since 2017), Secretary (since 2016) and Co-General
Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive
Vice President (2016-2017), Managing Director (2008-2016) and Assistant
Secretary (2007-2016); Senior Managing Director (since 2017), Secretary
(since 2016) and Associate General Counsel (since 2011) of Nuveen Asset
Management, LLC, formerly Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Senior Managing
Director (since 2017) and Secretary (since 2016) of Nuveen Investments
Advisers, LLC, formerly Executive Vice President (2016- 2017); Vice President
(since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of
NWQ Investment Management Company, LLC, Symphony Asset
Management LLC, Santa Barbara Asset Management, LLC and Winslow
Capital Management, LLC (since 2010). Senior Managing Director (since 2017)
and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at
1973			Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC
8500 Andrew Carnegie Blvd.	Vice President	2019	(since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF
Charlotte, NC 28262			Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual
Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with
TIAA since 2004.

■ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966			(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC
333 W. Wacker Drive	Vice President	2018	and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017),
Chicago, IL 60606			formerly, Managing Director (2016-2017), Senior Vice President (2010-2016)
of Nuveen, has held various positions with Nuveen since 1991.

■ DEANN D. MORGAN			Executive Vice President, Global Head of Product at Nuveen (since November
1969			2019); Managing Member MDR Collaboratory LLC (since 2018); Managing
100 Park Avenue	Vice President	2020	Director, Head of Wealth Management Product Structuring & COO Multi
New York, NY 10016			Asset Investing, The Blackstone Group (2013-2017).

■ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director
1967			from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative
333 W. Wacker Drive	Vice President	2017	Investments, LLC; Executive Vice President (since 2017), formerly,
Chicago, IL 6o6o6			Managing Director (2015-2017), of Nuveen Securities, LLC; formerly,
Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen
1971	Vice President		Securities, LLC; Managing Director (since 2017), formerly, Senior
333 W. Wacker Drive	and Assistant	2008	Vice President (2016-2017), Co-General Counsel (since 2019) and
Chicago, IL 6o6o6	Secretary		Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC;
Managing Director (since 2017), formerly, Senior Vice President
(2012-2017) and Associate General Counsel (since 2016), formerly,
Assistant General Counsel (2008-2016) of Nuveen.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President
1975			(2016-2017) and Vice President (2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC
1973	Vice President		(since 2019), formerly, Managing Director; Senior Managing Director
TIAA	and Controller	2019	(since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer,
730 Third Avenue			Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds,
New York, NY 10017			the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer
(since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration
(2014-2015); has held various positions with TIAA since 2006.

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since
1968	Vice President		2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC
333 W. Wacker Drive	and Assistant	2008	(since 2019); Vice President (since 2010) and Associate General Counsel
Chicago, IL 60606	Secretary		(since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Vice President		Securities, LLC; Managing Director (since 2004) and Assistant Secretary
333 W. Wacker Drive	Secretary	1988	(since 1994) of Nuveen Investments, Inc.; Managing Director (since
Chicago, IL 60606			2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011)
of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and
Associate General Counsel of Nuveen Asset Management, LLC (since 2011);
Vice President (since 2017), formerly, Managing Director (2003-2017) and
Assistant Secretary (since 2003) of Symphony Asset Management LLC;
Managing Director and Assistant Secretary (since 2002) of Nuveen Investments
Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment
Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC
(since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered
Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-C-0220D 1137135-INV-Y-04/21

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Nuveen New York Municipal Value Fund 2
The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 29, 2020	$23,000	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2019	$22,560	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 29, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES
The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 29, 2020	$ 0	$ 0	$ 0	$ 0
February 28, 2019	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.
a) See Portfolio of Investments in Item 1.
b) Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Scott R. Romans, PhD, Managing Director of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds.  He is responsible for managing several state-specific, tax-exempt portfolios.
He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	13	$15.74 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$3.99 million
*	Assets are as of February 29, 2020. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.
There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NYV SECURITIES AS OF FEBRUARY 29, 2020

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen New York Municipal Value Fund 2
By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: May 7, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: May 7, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)
Date: May 7, 2020